Exhibit 10.12

CONTRACTORS’ AGREEMENT
LONG BEACH UNIT
WILMINGTON OIL FIELD, CALIFORNIA

aa	.	Wet Gas Allocated	7
bb	.	Wet Gas Products	7
cc	.	Wet Gas Products Attributable	7
dd	.	Wet Gas Products Attributable to the Contract Lands	7
ARTICLE 2	- CREATION OF UNDIVIDED SHARES IN THE CONTRACT LANDS		7
ARTICLE 3	- TERM		8
ARTICLE 4	- CONTRACTORS’ NET PROFITS		8
(a	)	The Net Profits Accounts	8
		(1) Credits	8
		(2) Charges	9
(b	)	Net Profits Computation	10
ARTICLE 5	- FIELD CONTRACTOR’S PAYMENTS TO THE CITY		10
(a	)	Advance Royalty Period	10
(b	)	Subsequent Payments	13
(c	)	Minimum Payments	13
(d	)	Excess Value	14
ARTICLE 6	- NONOPERATING CONTRACTORS’ PAYMENTS TO CITY		14
ARTICLE 7	- RESERVE FOR SUBSIDENCE CONTINGENCIES		15
ARTICLE 8	- TERMINATION BY THE CONTRACTORS		16
ARTICLE 9	- CRUDE OIL		18
(a	)	General Provision	18
(b	)	Valuation Applicable to all Contractors	18
(c	)	Valuation Applicable to Certain Contractors	21
(d	)	Information	22
(e	)	Review and Adjustment	23
(f	)	Public Law 31	23
(g	)	Cut Back	24
ARTICLE 1	0 - GAS PROCESSING AND VALUE		24
ARTICLE 1	1 - SELL OFF OF OIL		26
(a	)	Twelve and one-half percent (12-1/2%) Sell Off	26
(b	)	Sell-Off of Excess Over Sixty-Seven and One-Half Percent (67-1/2%)	27
ARTICLE 1	2 - FIELD CONTRACTOR’S EXCLUSIVE RIGHT TO OPERATE		28
ARTICLE 1	3 - OPERATING COMMITTEE		29
ARTICLE 1	4 - SUPERVISION BY CITY MANAGER		30

CONTRACTORS’ AGREEMENT
LONG BEACH UNIT
WILMINGTON OIL FIELD, CALIFORNIA

This Contractors’ Agreement is entered into by and

BETWEEN	CITY OF LONG BEACH, a municipal corporation, hereinafter referred to as “City”

AND	HUMBLE OIL & REFINING COMPANY, SHELL OIL COMPANY, SOCONY MOBIL OIL COMPANY, INC., TEXACO, INC., and UNION OIL COMPANY OF CALIFORNIA, hereinafter referred to, collectively, as the “Field Contractor”

AND	PAULEY PETROLEUM, INC., and ALLIED CHEMICAL CORPORATION, hereinafter referred to, collectively, as the “Nonoperating Contractor with a Ten Percent (10%) Contractor’s Percentage”

AND	RICHFIELD OIL CORPORATION and STANDARD OIL COMPANY OF CALIFORNIA, hereinafter referred to, collectively, as the “Nonoperating Contractor with a Five Percent (5%) Contractor’s Percentage”

AND

RICHFIELD OIL CORPORATION and STANDARD OIL COMPANY OF CALIFORNIA, hereinafter referred to, collectively, as the “Nonoperating Contractor with a Two and One-half Percent (2-1/2%) Contractor’s Percentage”

AND

RICHFIELD OIL CORPORATION and STANDARD OIL COMPANY OF CALIFORNIA, hereinafter referred to, collectively, as the “Nonoperating Contractor with a One and One-half Percent (1-1/2%) Contractor’s Percentage”

AND	RICHFIELD OIL CORPORATION and STANDARD OIL COMPANY OF CALIFORNIA, hereinafter referred to, collectively, as the “Nonoperating Contractor with a One Percent (1%) Contractor’s Percentage”

RECITALS

The City, the State, and other Persons, have negotiated the unitization of the Long Beach Unit, Wilmington Oil Field, California. Under the terms of the Unit Operating Agreement the City is named as Unit Operator. The purpose of this agreement is to set forth the terms and conditions under which the Field Contractor will assume responsibility for day-to-day operations, under the direction and control of the City, of the Contract Lands, and all Committed Parcels, and to set forth the respective rights and obligations of the Field Contractor, the Nonoperating Contractors, and the City with respect to the Oil and Gas allocated or assigned to the Contract Lands, and with respect to the costs of exploration, development and operation attributable to said lands.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and the payment by the Field Contractor to the City at or before the execution of this agreement of the sum of ten million dollars ($10,000,000), as an initial consideration, in cash, for Field Contractor’s undivided share hereunder, paid in accordance with the notice inviting bids for such undivided share, receipt of which is hereby acknowledged by City, it is agreed as follows:

Article 1.                                                DEFINITIONS

As used in this agreement, the terms hereinafter set forth shall have the following meanings:

a.                                      Unitization Agreement Terms. Terms used in this agreement which are the same as the terms defined in the Unitization Agreements shall have the same meanings as the meanings of those terms in such Unitization Agreements, except as follows: The words “approval,” “determination” and “establish” as used herein (whether as nouns or verbs) shall have their normal meanings, and shall not have the defined meanings set forth in the Unitization Agreements unless the context so requires. The word “Person” means and includes any firm, corporation, association, partnership or natural person.

b.                                      Advance Royalty Period means that period commencing on the first day of the first calendar month which begins on or after the one hundred and twentieth (120th) day after the effective date of this agreement, and terminating at the time the City has the right to receive payments from the Field Contractor based upon the Field Contractor’s Bid Percentage of Net

Profits Attributable to Field Contractor pursuant to Section 5(b) hereof, or at the end of the sixtieth (60th) calendar month after the effective date of this agreement, whichever is earlier.

c.                                       Bid Percentage of any Contractor means the percentage of Net Profits Attributable to such Contractor set forth in such Contractor’s successful bid for its Contractor’s Percentage undivided share under this agreement.

d.                                      City Manager means the City Manager of the City of Long Beach or any other public officer designated to carry out the functions of the City Manager hereunder.

e.                                       Continuing Purchaser means any Person who has, as determined on the basis of all available reliable information, made Purchases of Oil in the Named Fields of an average amount of oil per day during each of the preceding twelve (12) calendar months equal to or exceeding the higher of the following:

(1)                                 one thousand (1000) barrels; or

(2)                                 (after there has been at least one (1) full calendar year of production hereunder) two and one-half percent (2-1/2%) of the average daily amount of the Tract Allocation of oil to Tract No. 1, during the preceding calendar year, up to but not exceeding three thousand (3000) barrels.

f.                                        Contractor means and includes the Field Contractor and each Nonoperating Contractor.  All such contractors are herein called “the Contractors.”

g.                                       Contract Lands means the City’s portion of the Off-shore Area (i.e., the “undeveloped portion of the Long Beach tidelands” described in Section 1(f) of Chapter 138), and includes Tract No. 1.

h.                                      Contractor’s Percentage means the percentage undivided share of a Contractor hereunder in the Unitized Substances assigned or allocated to Tract No. 1, namely, eighty percent (80%) as to the Field Contractor, and ten percent (10%), five percent (5%), two and one-half percent (2-1/2%), one and one-half percent (1-1/2%), and one percent (1%), respectively, as to the Nonoperating Contractors.

i.                                          Current Operating Profits attributable to any Contractor for any calendar month means the excess of the Value of Oil Allocated to such Contractor during such month plus the Value of Wet Gas Products Attributable to such Contractor during such month over and above such Contractor’s Percentage of the Operating Costs attributable to Tract No. 1 during such month.

j.                                         Named Fields means the Field and the Huntington Beach, Inglewood, and Signal Hill (or Long Beach) oil fields.

k.                                      Net Profits Account of any Contractor means the account provided for as to such Contractor in Article 4 hereof.

l.                                          Net Profits Attributable to any Contractor as of the end of any calendar month means the credit balance in such Contractor’s Net Profits Account computed as of the end of such calendar month, which balance reflects total net profits attributable to such Contractor from the effective date of this agreement to such time.

m.                                  Oil Allocated to any Contractor means such Contractor’s Participant Allocation of oil attributable to such Contractor’s Working interest in Tract No. 1 or, stated otherwise, such Contractor’s Percentage of the sum of the Participant Allocations of oil attributable to the Contract Lands.

n.                                      Oil Allocated to the Contract Lands means the sum of the Participant Allocations of oil attributable to the Contract Lands.

o.                                      Payment, Contribution or Subsidy received by Field Contractor or any Nonoperating Contractor shall mean any amounts received by Field Contractor or any Nonoperating Contractor as payment, contribution, or subsidy in connection with operations under this agreement; excluding, however, any amounts which are not to be credited to Field Contractor’s or any Nonoperating Contractor’s Net Profits Account under the terms hereof, any amounts received by any Contractor as consideration for Oil Allocated to such Contractor or Wet Gas Products Attributable to such Contractor, any amount received by any Contractor as consideration for any assignment, hypothecation or pledge of its right to receive oil or Wet Gas Products hereunder made pursuant to Article 25 hereof, any compensation for processing Wet Gas Allocated to such Contractor, and any amount credited to such Contractor’s Net Profits Account other than as Payment, Contribution or Subsidy.

p.                                      Persons Comprising any Contractor means and includes each Person joining in a successful joint bid for such Contractor’s Percentage undivided share under this agreement, and each such Person’s heirs, administrators, executors, successors or assigns.

q.                                      Plans of Development and Operation means the initial and all subsequent plans of development and operation adopted in accordance with the provisions of Article 4 of the Unit Agreement and Section 5 of Chapter 138.

r.                                         Persons Having an Interest in any Contractor means and includes any of the Persons Comprising such Contractor, and any Person who, by means of stock ownership or otherwise, owns, directly or indirectly, ten percent (10%) or more of any Contractor’s Percentage undivided share under this agreement.

s.                                        Prices Paid for oil means consideration given for the crude oil itself at the point of delivery within the field in which it was produced, and shall not include consideration for any transportation beyond that point.

t.                                         Purchases of Oil means all purchases of crude oil, except that it shall not include the following:

(1)                                 Acquisitions of royalty oil by an owner of a Working Interest at a price or value determined in accordance with Lease terms, provided that acquisitions of royalty oil by any lessee of the State in tide and submerged lands in the Field or the Huntington Beach Field, but outside the original Unit Area, shall, except for purposes of Section 9(c) hereof, be deemed “Purchases of Oil” by such lessees at the prices at which such lessees account to the State for such royalty oil;

(2)                                 Acquisitions of oil (but not purchases of oil from) the State’s contractor or lessee pursuant to the Tract No. 2 agreement or any new Lease covering Tract No. 2, in whole or in part;

(3)                                 Acquisitions of oil by (but not purchases of oil from) the City’s Contractor under the Drilling and Operating Contract (Long Beach Harbor Tidelands Parcel)(1) and purchases of oil pursuant to the terms of the Drilling and Operating Contract, (Parcel “A”)(2) issued by the City of Long Beach, or any acquisitions or purchases of oil valued or priced pursuant to the terms of any new Lease covering either said Parcel, in whole or in part;

(4)                                 Purchases of oil by competitive bidders pursuant to Article 11 hereof, during, and only during, any period in which the price of such oil is computed by reference to the valuation of Oil Allocated to the Field Contractor, so that both computations would be interdependent absent this exception;

(1)  Contract No. 2001 in the files of the City Clerk of the City of Long Beach

(2)  Contract No. 2935 in the files of the City Clerk of the City of Long Beach

(5)                                 Exchanges of oil for other Oil or Gas or other products extracted or manufactured from Oil or Gas or for other property or services;

(6)                                 Purchases at an artificially high price; provided a purchase shall be so deemed if and when, and only if and when, a party hereto can show that he has offered to sell to such purchaser at a lower price oil of like quantity, gravity and quality and under like terms and conditions (other than price) and that such purchaser has nevertheless, subsequent to such offer and while such offer was still in effect, purchased other oil at a price higher than such offer other than pursuant to a pre-existing binding contractual obligation of thirty (30) days or less;

(7)                                 Purchases at an artificially low price; provided that a purchase shall be so deemed if, and only if, the price thereof is lower than the lowest price posted, by a Continuing Purchaser, in the field in which it is made; and such purchase is made by any Contractor or any Person Having an Interest in any Contractor.

(8)                                 Purchases from any person other than a Person acquiring such oil in its capacity as an owner of a Working Interest or a Royalty Interest in the lands from which the crude oil was produced.

u.                                      Substantial Purchaser means any Person who has, as determined on the basis of all available reliable information, made Purchases of Oil in the Named Fields of an average amount of oil during each of the preceding twelve (12) calendar months of three hundred (300) barrels per day, or more.

v.                                      Total Value of Oil and Gas Allocated to the Contract Lands at any time means the cumulative total value, computed in accordance with the provisions of Section 9(b) hereof, of the Oil Allocated to the Contract Lands and the Wet Gas Products Attributable to the Contract Lands from the effective date of this agreement to such time.

w.                                    Unit Agreement means that certain agreement entitled “Unit Agreement, Long Beach Unit, California,” effective as of the same date as this agreement, and all exhibits thereto.

x.                                      Unit Operating Agreement means that certain agreement entitled “Unit Operating Agreement, Long Beach Unit, California,” effective as of the same date as this agreement, and all exhibits thereto.

y.                                      Value of Oil Allocated to any Contractor means the value of Oil Allocated to such Contractor, computed in accordance with the provisions of Article 9 hereof.

z.                                       Value of Wet Gas Products Attributable to any Contractor means the value of Wet Gas Products Attributable to such Contractor, computed in accordance with the provisions of Article 10 hereof.

aa.                               Wet Gas Allocated to any Contractor means such Contractor’s Participant Allocation of Wet Gas attributable to such Contractor’s Working Interest in Tract No. 1 or, stated otherwise, such Contractor’s Percentage of the sum of the Participant Allocations of Wet Gas attributable to the Contract Lands.

bb.                               Wet Gas Products means natural gasoline and other liquid and liquefied hydrocarbon products.

cc.                                 Wet Gas Products Attributable to any Contractor means the Wet Gas Products Extracted from the Wet Gas Allocated to such Contractor, less all compensation retained by treaters of such Wet Gas pursuant to Article 10 hereof.

dd.                               Wet Gas Products Attributable to the Contract Lands means the Wet Gas Products extracted from the sum of the Participant Allocations of Wet Gas attributable to the Contract Lands, less all compensation retained by treaters of such Wet Gas pursuant to Article 10 hereof.

Article 2.                                                CREATION OF UNDIVIDED SHARES IN THE CONTRACT LANDS

The Unitized Substances assigned or allocated to the Contract Lands are hereby divided into six undivided shares as follows: The Field Contractor shall have an eighty percent (80%) share and the Nonoperating Contractors shall have ten percent (10%), five percent (5%), two and one-half percent (2-1/2%), one and one-half percent (1-1/2%) and one percent (1%) shares, respectively.

Each Contractor shall execute and become bound by the Unit Agreement and the Unit Operating Agreement as a Working Interest Owner in the Contract Lands and a Participant as to Tract No. 1 with a Tract Participation Share equal to such Contractor’s Percentage of the Tract Participation of Tract No. 1; provided that the City, subject to the terms of the Unitization Agreements and Chapter 138, shall have the sole right to vote the entire Working Interest assigned to the Contract Lands. Each Contractor agrees to perform fully and faithfully every obligation imposed upon it as a Working Interest Owner in the Contract Lands and Participant in Tract No. 1 under the terms of the Unitization Agreements.

Article 3.                                                TERM

The term of this agreement shall be for a period of thirty-five (35) years as to each Contractor, unless sooner terminated as to any Contractor in accordance with the provisions hereof, commencing as of the effective date of the Unit Agreement; provided, however, that if the Unit Agreement is not effective as of January 1, 1967 this agreement shall be null and void, the initial consideration paid to the City by the Field Contractor shall be repaid to the Field Contractor, and all rights, obligations and liabilities of the parties hereto shall cease and be deemed fully discharged.

In the event this agreement should, for any reason, terminate as to any Contractor prior to the final termination of this agreement as to all Contractors, the remaining Contractors agree that such terminating Contractor’s rights, duties and obligations hereunder may be assumed, exercised and enjoyed by any Person or Persons succeeding to or acquiring the undivided share of such Contractor as to which this agreement has so terminated.

Article 4.                                                CONTRACTORS’ NET PROFITS

(a)                                 The Net Profits Accounts

A Contractor’s Net Profits Account shall be established for each Contractor as of the effective date of this agreement.

(1)                                 Credits - Each Contractor’s Net Profits Account shall be credited with the following:

(a)                                 The total Value of Oil Allocated to such Contractor;

(b)                                 The total Value of Wet Gas Products Attributable to such Contractor;

(c)                                  Such Contractor’s Unit Participation share, attributable to its Working Interest in the Contract Lands, of the net salvage value of Unit Facilities at the termination of the Unit Agreement, if this agreement does not terminate as to all Contractors or as to such Contractor prior to the termination of the Unit Agreement;

(d)                                 The total of all amounts, if any, received by such Contractor as Payment, Contribution or Subsidy; provided that each Contractor shall immediately notify the City Manager of any and all amounts received by it as Payment, Contribution or Subsidy.

(e)                                  The total of all amounts received by such Contractor pursuant to the provisions of the Unit Operating Agreement for the adjustment of either the Value of Tangible Property or taxes attributable to such Contractor’s Working Interest in the Contract Lands, or any other cash adjustment pursuant to the terms of the Unitization Agreements attributable to such Contractor’s Working Interest in the Contract Lands.

(f)                                   The total of all amounts paid over to such Contractor out of the “reserve for subsidence contingencies” provided for in Article 7 hereof.

(2)                                 Charges - Each Contractor’s Net Profits Account shall be charged with the following:

(a)                                 Such Contractor’s Percentage of the amount of all Unit Expense attributable to the Contract Lands, except as otherwise expressly provided herein;

(b)                                 Such Contractor’s Percentage of the total amount of all taxes, assessments and governmental charges payable by the Contractors as Participants in the Contract Lands under the terms of the Unitization Agreements, and any additional taxes, assessments and governmental charges payable under Article 18 hereof other than those payable by the Contractors as Participants in the Contract Lands under the terms of the Unitization Agreements;

(c)                                  The total of all amounts paid by such Contractor pursuant to the provisions of the Unit Operating Agreement for the adjustment of either the Value of Tangible Property or taxes attributable to such Contractor’s Working Interest in the Contract Lands, or any other cash adjustment pursuant to the terms of the Unitization Agreements attributable to such Contractor’s Working interest in the Contract Lands;

(d)                                 Such Contractor’s Percentage of costs and expenses of handling, settling or otherwise discharging claims and suits arising out of or resulting from work or operations hereunder, not chargeable as Unit Expense, except as otherwise provided herein;

(e)                                  The actual cost of such Contractor’s bond as provided for in Article 32 hereof, not to exceed one percent (1%) per year of the principal amount of such bond;

(f)                                   Such Contractor’s payments into the “reserve for subsidence contingencies,” as provided for in Article 7 hereof;

(g)                                  Any amounts chargeable to such Contractor’s Net Profits Account by virtue of any cut back of all or any portion of the Oil Allocated to such Contractor pursuant to the provisions of Section 9(g) hereof;

(h)                                 Such Contractor’s Percentage of the total cost not chargeable as Unit Expense of insurance provided for in Article 30 hereof, and, except as otherwise provided herein, such Contractor’s Percentage of all other costs, charges, expenses and liabilities attributable to the Contract Lands incurred by Field Contractor at the written direction of the City Manager, as provided in this agreement and arising out of or resulting from work or operations hereunder, not chargeable as Unit Expense or otherwise chargeable to the Net Profits Account.

(b)                                 Net Profits Computation

Net Profits Attributable to each of the Contractors shall be computed as of the end of each calendar month by subtracting the amount of all charges to such Contractor’s Net Profits Account from the effective date of this agreement from the amount of all credits to such Contractor’s Net Profits Account from the effective date of this agreement, and any excess of such credits over such charges in any Contractor’s Net Profits Account shall constitute the Net Profits Attributable to such Contractor for purposes of this agreement.

Article 5.                                                FIELD CONTRACTOR’S PAYMENTS TO THE CITY

(a)                                 Advance Royalty Period

Except as hereinafter provided, Field Contractor, with respect to each calendar month during the Advance Royalty Period, shall account for and pay over to the City Current Operating Profits, if any, attributable to Field Contractor for such month, to the extent of the amount set forth for such month in the following schedule (which payments are sometimes hereinafter called “current profit payments”);

1.                                      For the first calendar month which begins on or after the one hundred twentieth (120th) day after the effective date of this agreement; three million dollars ($3,000,000.00).

2.                                      For each month during the succeeding seven (7) calendar months; two million dollars ($2,000,000.00).

3.                                      For each subsequent calendar month remaining prior to the final termination of the Advance Royalty Period; one million dollars ($1,000,000.00).

Except as hereinafter provided, for each calendar month during the Advance Royalty Period as to which there are no Current Operating Profits attributable to the Field Contractor, or Current Operating Profits attributable to the Field Contractor are less than the amount set forth in the foregoing schedule for such month, the Field Contractor shall make advance royalty payments as an advance against the Oil Allocated to the Field Contractor and the Wet Gas Products Attributable to the Field Contractor, in such amount as is necessary to increase the Field Contractor’s total payment to the City for such month to the amount so scheduled.

The aggregate amount of all such advance royalty payments made by the Field Contractor shall be charged to an account designated as the Field Contractor’s Advance Royalty Account.

For any calendar month during the Advance Royalty Period as to which such Current Operating Profits attributable to the Field Contractor for such month shall exceed the amount set forth for such month in the foregoing schedule, such excess shall be retained by the Field Contractor (except as otherwise provided in Section 5(c) hereof). The entire amount of such excess (less any payments pursuant to Section 5(c)) shall be credited to the Field Contractor’s Advance Royalty Account to the extent of any unpaid balance therein.

The term “payments pursuant to Section 5(a)” as hereinafter used in this Article shall mean both current profit payments and advance royalty payments.  All payments pursuant to Section 5(a) shall be made to the City on or before the last day of the calendar month following the month for which such payment is made, subject to subsequent adjustment as provided in Section 9(e) hereof.

For any month during the Advance Royalty Period as to which the Field Contractor’s obligation to make payments pursuant to Section 5(a) is suspended or finally terminated as hereinafter provided, the Field Contractor’s Advance Royalty Account shall be credited with Current Operating Profits, if any, attributable to the Field Contractor for such month (less any payments made pursuant to Section 5(c)) to the extent of the unpaid balance therein. The suspension or final termination during the Advance Royalty Period of the Field Contractor’s obligation to make payments pursuant to Section 5(a) shall not affect the Field Contractor’s obligation, if any, to make payments pursuant to Section 5(c) or 5(d).

Field Contractor’s payments pursuant to Section 5(a) shall continue, subject to the suspension and termination provisions in the following paragraph, until and only until the end of the Advance Royalty Period, i.e., until the City has the right to receive from the Field Contractor its Bid Percentage of Net Profits pursuant to Section 5(b) hereof, or at the end of the sixtieth (60th) calendar month after the effective date of this agreement, whichever is earlier, at which time the City’s right to receive payments pursuant to Section 5(a) shall terminate and shall not thereafter be revived.

It is recognized that the City and the State under the Unitization Agreements and applicable law, and subject to the terms thereof, have control over the rate of development of the Unit Area and the rates of production of Oil and Gas, and consequently have control over the volume of Oil and Gas Allocated to the Contract Lands. If, on the date three (3) years from the effective date of this agreement, the Advance Royalty Period has not terminated and if, for any cause (including but not limited to the causes specified in Article 33 hereof) the Oil Allocated to the Contract Lands during any of the last six (6) calendar months of such three (3) year period was less than 1,500,000 barrels, Field Contractor’s payments pursuant to Section 5(a) shall be suspended until such future time as the Oil Allocated to the Contract Lands during each month for a period of six (6) successive calendar months has been at least 1,500,000 barrels. If the Advance Royalty Period has not terminated at the end of such last mentioned period of six (6) months, then Field Contractor’s payments pursuant to Section 5(a) shall be revived and shall continue until the end of the Advance Royalty Period; provided, however, that if, after the Field Contractor’s obligation to make such payments is so revived and before Field Contractor’s Advance Royalty Account is fully paid and liquidated, the Oil Allocated to the Contract Lands is less than 1,500,000 barrels during any calendar month during the Advance Royalty Period, Field

Contractor’s obligation to make payments pursuant to Section 5(a) shall terminate for the remainder of the Advance Royalty Period and shall not be again revived.

(b)                                 Subsequent Payments

Commencing with the first calendar month in which the Field Contractor’s Bid Percentage of Net Profits Attributable to the Field Contractor exceeds the total of (1) Field Contractor’s initial consideration paid at or before the execution of this agreement; (2) all prior payments pursuant to Section 5(a) made to the City by the Field Contractor; (3) all prior payments, if any, pursuant to Section 5(c) made to the City by Field Contractor; and, (4) if said calendar month occurs within the first sixty (60) months after the effective date of this agreement, One Million Dollars ($1,000,000), Field Contractor shall pay to the City with respect to such calendar month, and each calendar month thereafter during the term of this agreement, Field Contractor’s Bid Percentage of Net Profits Attributable to Field Contractor (if any), less the total of (1) Field Contractor’s said initial consideration payment; (2) all prior payments pursuant to Section 5(a) made to the City by Field Contractor; (3) all prior payments, if any, pursuant to Section 5(c) made to the City by Field Contractor; and (4) all prior payments, if any, made by Field Contractor to the City pursuant to this Section 5(b). Such payments shall be made to the City on or before the last day of the calendar month following the month for which the payment is made, subject to subsequent adjustment as provided in Section 9(e) hereof.

(c)                                  Minimum Payments

The Field Contractor shall, on a cumulative basis throughout the life of this agreement, account for and pay over to the City not less than sixteen and two-thirds percent (16 2/3%) of the value (as determined hereunder) of Field Contractor’s Percentage (i.e. eighty percent (80%)) of the oil, gas and other hydrocarbons allocated or assigned to the Contract Lands. Therefore, notwithstanding any provision to the contrary in Section 5(a) or 5(b) hereof, in respect to any calendar month during the term of this agreement as to which the payment specified in either said Section (whichever is applicable) plus any payment pursuant to Section 5(d) is insufficient to bring the total of (1) Field Contractor’s said initial consideration payment; (2) all prior payments pursuant to Section 5(a) made to the City by Field Contractor; (3) all prior payments (if any) pursuant to Section 5(b) made to the City by Field Contractor; (4) all prior payments (if any) pursuant to this Section 5(c) made to the City by Field Contractor; and (5) all prior payments (if any) pursuant to Section 5(d) made to the City by Field Contractor, to an amount equal to sixteen and two-thirds percent (16 2/3%) of Field Contractor’s Percentage (i.e., eighty percent (80%)) of the Total Value of Oil and Gas Allocated to the Contract Lands as of the end of such calendar month, Field Contractor’s payment for such calendar month shall be increased by the amount necessary to bring the total amount of all such payments by Field Contractor to such sixteen and two-thirds percent (16 2/3%) minimum.  The amounts necessary to bring Field Contractor’s total payments up to the minimum specified in the foregoing sentence are referred to in this Article       as “payments pursuant to Section 5(c).” All payments pursuant to Section 5(c) shall be made to the City on or before the last day of the calendar month following the month for which payment is made, subject to subsequent adjustment as provided in Section 9(e) hereof.

(d)                                 Excess Value

In the event the Field Contractor or any Person or Persons party to this agreement shall sell any oil by competitive bidding pursuant to the provisions of Article 11 hereof, the Field Contractor on its own behalf or the Field Contractor on behalf of such Person or Persons shall account for and pay over to the City, for each calendar month during the term of any agreement of sale pursuant to said Article 11, any bonus or excess amount received for such oil over and above the value of such oil computed in accordance with the provisions of Section 9(b) hereof. All payments pursuant to this Section 5(d) shall be made to the City on or before the last day of the calendar month following the month for which such payment is made, subject to subsequent adjustment as provided in Section 9(e) hereof. Payments made pursuant to this Section 5(d) shall not be included in any of the computations made pursuant to Sections 5(a) and 5(b) of this agreement, but shall be included in computing the cumulative minimum payment by Field Contractor specified in Section 5(c) hereof.

Article 6.                                                NONOPERATING CONTRACTORS’ PAYMENTS TO CITY

Each Nonoperating Contractor, with respect to each calendar month during the term of this agreement, shall account for and pay over to the City one of the following two amounts, whichever shall be higher:

(1)                                 Such Contractor’s Bid Percentage of Net Profits Attributable to such Contractor at the end of such calendar month, less the total of all prior payments by such Contractor pursuant to this Article 6; or

(2)                                 Sixteen and two-thirds percent (16 2/3%) of such Contractor’s Percentage of the Total Value of Oil and Gas Allocated to the Contract Lands as of the end of such calendar month less the total of all prior payments by such Contractor pursuant to this Article 6 (the payment specified in this subparagraph (2) being for the purpose of assuring that each Nonoperating Contractor shall, on a cumulative basis throughout the life of this agreement, account for and pay over to the City not less than sixteen and two-thirds percent (16 2/3%) of such Contractor’s Percentage of the oil, gas and other hydrocarbons allocated or assigned to the Contract Lands).

Such payments shall be made to the City on or before the last day of the calendar month following the month for which the payment is made, subject to subsequent adjustment as provided in Section 9(e) hereof.

Article 7.                                                RESERVE FOR SUBSIDENCE CONTINGENCIES

In addition to the payments provided for as to Field Contractor in Article 5 hereof and as to Nonoperating Contractors in Article 6 hereof, each Contractor shall pay over to the City, in equal monthly installments, payable on the first day of each calendar month, an annual amount equal to such Contractor’s Percentage of two million dollars ($2,000,000), in compliance with the provisions of Section 4(b) of Chapter 138. Such payment shall commence from and after the first day of the second month following the termination of the Field Contractor’s Advance Royalty Period, or the final termination of the Field Contractor’s obligation to make payments pursuant to Section 5(a) hereof, whichever is earlier, and shall continue for a period of twenty (20) years thereafter. Said amounts so accumulated, but not the interest thereon, shall be treated as a cost of oil production and each such payment shall be charged to the paying Contractor’s Net Profits Account. Said amounts so accumulated, together with interest, shall be impounded by the City in a separate fund (designated as the “reserve for subsidence contingencies”) and shall be invested in bonds issued by the State of California or, if such bonds are unavailable, then in securities of the United States. Said fund shall be available to indemnify and hold harmless the City of Long Beach, the State of California, and any and all Contractors from claims, judgments and costs of defense, arising from subsidence alleged to have occurred as a result of operations under this agreement. Said fund may also be used for the purpose of paying subsidence costs or for conducting Repressuring Operations in the event there is no “oil revenue”

(as such term is defined in Chapter 133) or such oil revenue is insufficient to pay such costs. Said fund shall remain impounded until such time as the City and State shall jointly determine that there is no longer any hazard of such claims or judgments or that there is no potential danger of Subsidence, whichever is later; provided, that if the City and State are unable to agree upon such a joint determination, the State Lands Commission may make application to a court of competent jurisdiction for determination by the court as to whether it is necessary to continue the impoundment of said fund. Upon termination of such impoundment, the money so impounded, including all interest and earnings thereof, shall be distributed to the City and the State as provided by Section 4(f) of Chapter 138, or as may otherwise be provided by law, at the time of such termination. Nothing herein contained shall constitute a waiver of sovereign immunity by the State of California; nor shall anything herein contained affect in any manner the rights and obligations of the City of Long Beach, the State of California, or the Contractors, or any of them, as against any other Person or Persons, relative to claims, judgments or liability arising from Subsidence of the land surface.

In the event the City, the State of California or any Contractor or Contractors hereunder shall incur any cost arising out of a claim or judgment, or any cost of defense, arising from Subsidence alleged to have occurred as a result of operations under this agreement, the amount or amounts of such cost (over and above the amounts, if any, covered by insurance or paid by Participants in Tracts other than Tract No. 1) shall be paid (as Unit Expense or otherwise) by all Contractors in proportion to their respective Contractor’s Percentages, and the amount so paid by each Contractor shall be charged to such Contractor’s Net Profits Account. The Contractors making any such payment shall be entitled to reimbursement therefor out of the “reserve for subsidence contingencies”; provided that in the event the balance in such “reserve for subsidence contingencies” at such time is insufficient to reimburse all such Contractors, the balance therein shall be paid over to such Contractors in proportion to their respective Contractor’s Percentages. Any amount paid to any Contractor out of the “reserve for subsidence contingencies” shall be credited to such Contractor’s Net Profits Account.

Article 8.                                              TERMINATION BY THE CONTRACTORS

(a)                                 Field Contractor may, upon one hundred eighty (180) days’ notice, terminate this agreement as to Field Contractor. Such notice may be given at any time until the end of the sixtieth (60th) calendar month after the effective date of this agreement.  Immediately upon giving any such notice Field Contractor shall be released from its obligation to make advance royalty payments for any calendar month which has not terminated at the time of giving such notice, but shall make all other payments to the City and shall enjoy and discharge all other rights and obligations of Field Contractor hereunder accruing until the end of such notice period.

(b)                               At any time after final Tract Assignment have been Established under the provisions of Exhibit “D” of the Unit Agreement and all adjustments pursuant to Article 11 of the Unit Operation Agreement have been completed, Field Contractor, upon one hundred eighty (180) day’s notice, and any Nonoperating Contractor, upon one hundred twenty (120) days’ notice, may terminate this agreement as to such Contractor if either of the following conditions exist:

1.                                      There has been a period of twelve (12) consecutive calendar months during which there have been no Net Profits Attributable to such Contractor payable to the City by such Contractor; or

2.                                      There has been a calendar month when there have been no Net Profits Attributable to such Contractor payable to the City by such Contractor and thereafter such Contractor in its capacity as a Participant in Tract No. 1 and a party to this agreement has advanced as Unit Expense, taxes and/or other expenses under the Unitization Agreements and/or this agreement its Contractor’s Percentage of One Million Dollars ($1,000,000.00) or more in the aggregate during a period when no further Net Profits Attributable to such Contractor become payable to the City.

During the notice periods specified in this Section 8(b), the Field Contractor or Nonoperating Contractor so electing to terminate will not, in its capacity as a Participant in Tract No. 1, be required to advance any money or incur any cost for Unit Expense except for Operating Costs; but shall, during such notice period, account for and pay over to the City (1) Current Operating Profits, if any, attributable to such Contractor during such period; (2) any additional amounts over and above Current Operating Profits attributable to such Contractor necessary to bring the cumulative total payments by such Contractor to the sixteen and two-thirds percent (16-2/3%) minimum specified as to Field Contractor in Section 5(c) hereof or as to any such Nonoperating Contractor in subparagraph (2) of Article 6 hereof; and (3) payments into the “reserve for subsidence contingencies” attributable to such Contractor during such period.

(c)                                Upon termination of any Contractor’s interest under this agreement, such Contractor shall cause to be recorded in the office of the County Recorder of Los Angeles County a declaration, properly acknowledged, that this agreement has terminated as to such Contractor and that such Contractor surrenders to the City its Working Interest in the Contract Lands, and its interest in Unit Facilities hereunder and as a Participant in Tract No. 1.

Article 9.                                                CRUDE OIL

(a)                                 General Provision

Subject to the provisions of Article 11 hereof, each Contractor shall have the exclusive right to take and shall be obligated to take the Oil Allocated to such Contractor. All Oil Allocated to each Contractor shall be accounted for and payment made to the City on the basis of its value as computed under this Article. Delivery of all Oil Allocated to each Contractor shall be taken by such Contractor or its nominee in the manner and in accordance with the applicable provisions of the Unit Agreement and Unit Operating Agreement.

(b)                               Valuation Applicable to all Contractors

The Value of Oil Allocated to each Contractor as to each delivery thereof shall be established in accordance with one of the following four (4) standards, whichever shall be highest:

1.                                      The arithmetical average of the prices posted in the Field by Continuing Purchasers for oil of like gravity during the month the oil to be valued is run into the Contractor’s or nominee’s tanks and/or pipelines (weighted, in the event of a price change during such month, as to each Continuing Purchaser in accordance with the number of days each such price was posted during such month).

2.                                      The arithmetical average of the prices posted in the Named Fields (or in such of them in which there are prices posted by one or more Continuing Purchasers) by Continuing Purchasers for oil of like gravity during the month the oil to be valued is run into the Contractor’s or nominee’s tanks and/or pipelines (weighted in the event of a price change during such month, as to each Continuing Purchaser and as to its posting in each field, in accordance with the number of days each such price was posted during such month).

3.                                      The weighted average of the Prices Paid by Substantial Purchasers for Purchases of Oil in the Field for oil of like gravity during the calendar month in which the oil to be valued is run into the Contractor’s or nominee’s tanks and/or pipelines.

4.                                      The weighted average of the Prices Paid by Substantial Purchasers for purchases of Oil in the Named Fields for oil of like gravity during the calendar month in which the oil to be valued is run into the Contractor’s or nominee’s tanks and/or pipelines.

The price for valuing each delivery of oil, as determined by any of the above methods, shall be computed to the closest tenth of each degree of API gravity and the closest tenth of a cent per barrel.

If, for any reason, none of the aforesaid four standards set forth in the first paragraph of this Section 9(b) are ascertainable, on the basis of all available relevant and reliable information, as to any delivery, the Value of Oil Allocated to any Contractor by such delivery shall be the actual current market price; of such oil at the point of delivery determined on the basis of all available relevant and reliable information.

In the event prices posted by any Continuing Purchaser in any field on any day do not include prices for all gravities of oil to be valued hereunder to the closest tenth of a degree of API gravity, the price deemed to be posted by such Continuing Purchaser on such day for oil of any gravity whose price is not actually posted in such field by such Continuing Purchaser shall be determined as follows:

1.                                      If such Continuing Purchaser posts prices in such field for oil of both a higher and a lower API gravity than that of any oil to be valued, the price deemed to be posted in such field by such Continuing Purchaser for such oil to be valued shall be computed to the closest tenth of each degree of API gravity and the closest tenth of a cent per barrel, by interpolating on a straight line between the nearest lower degree as to which a price is posted by such Continuing Purchaser and the nearest higher degree so posted; provided that no such interpolation shall be made if either the nearest higher or the nearest lower degree of oil as to which a price is posted is more than five degrees (5°) API gravity higher or lower than that of the oil to be valued, in which event the price of the oil to be valued will be determined by extrapolation under subparagraph (2) hereof, if either the nearest lower degree of oil or the nearest higher degree of oil as to which a price is posted is within five degrees (5°) API gravity of that of the oil to be valued.

2.                                      If such Continuing Purchaser posts a price in such field for only a single gravity of oil, or if all oil as to which it posts a price is either of a higher or of a lower gravity than that of the oil to be valued, the price deemed to be posted in such field by such Continuing Purchaser for such oil to be valued shall be computed to the closest tenth of each degree of API gravity and the closest tenth of a cent per barrel, by extrapolating from such single price, or from the price of oil of the nearest gravity to that of the oil to be valued, on the basis of the then current Index of Crude Oil Prices (Schedule “C” to Exhibit “D” of the Unit Agreement), provided that no such price posted shall be extrapolated more than five degrees (5°) API gravity above or below the API gravity of the oil to be valued.

Any prices posted by a Continuing Purchaser in the Field or in any of the Named Fields shall be excluded from the computation of the arithmetical averages of prices posted in the Field or in the Named Fields provided for in this Section 9(b) during the first fifteen (15) days of such posting (or during the entire period thereof if less than fifteen (15) days) if it can be shown on the basis of reliable information by any party hereto or the State that such Continuing Purchaser has not, during such period, made Purchases of Oil in the oil field in question of at least fifteen thousand (15,000) barrels of oil, including a substantial quantity at the same or within five degrees (5°) API gravity of the average gravity of the Oil Allocated to the Contract Lands during such period, at a price determined on the basis of its posted prices or on the basis of an average of posted prices including its posted prices in such field; and thereafter such posted prices shall be excluded from the computation for any day if it can be shown on the basis of reliable information by any party hereto or the State that during the fifteen (15) day period immediately preceding the day for which such computation is made, such Continuing Purchaser has not made Purchases of Oil in the oil field in question of at least fifteen thousand (15,000) barrels of oil, including a substantial quantity at the same or within five degrees (5°) API gravity of the average gravity of the Oil Allocated to the Contractors during such period, at a price determined on the basis of prices posted by it in such field, or on the basis of an average of posted prices including its posted prices in such field.

In computing the weighted average of the Prices Paid for Purchases of Oil in the Field or in the Named Fields for oil of like gravity to that which is being valued, the following procedure shall be followed: (1) There shall first be aggregated all known Purchases of Oil by

Substantial Purchasers in the Field or in the Named Fields (as the case may be) of oil having an API gravity equal to or within five degrees (5°) higher or lower than that of the oil to be valued; (2) Then the price of each such Purchase of Oil shall be weighted by multiplying such price by the number of barrels of oil purchased at such price during the month; (3) Then each price, so weighted, relating to oil of an API gravity different from that of the oil to be valued will be modified by extrapolation to the API gravity of the oil to be valued, on the basis of the then current Crude Oil Price Index (Schedule “C” to Exhibit “D” to the Unit Agreement); (4) Then the total price, so weighted and modified, of all such oil shall be divided by the number of barrels purchased during the month by means of such Purchases of Oil.

(c)                                Valuation Applicable to Certain Contractors

If any Contractor or any of the Persons Having an Interest in any Contractor acquires oil in the Field from any other Person either by a Purchase of Oil or by an exchange of oil for other Oil or Gas or other products extracted or manufactured from Oil or Gas or for other property or services, at a price or other consideration per barrel higher than the valuation for such oil, calculated in accordance with Section 9(b) hereof, the Value of Oil Allocated to such Contractor shall include, in addition to its value computed in accordance with Section 9(b) hereof, a further amount computed as follows:

Such further amount shall be calculated for each day such Person making such purchase or exchange receives such purchased or exchanged oil into its tanks and/or pipelines by first valuing such Person’s share of the Oil Allocated to such Contractor on such day in accordance with the price or other consideration paid for oil of like gravity to such other Person in the Field and then subtracting the value of such Person’s share of such oil computed in accordance with Section 9(b) hereof.

The price or other consideration paid to such other Person in the Field shall be computed to the closest tenth of each degree of API gravity and the closest tenth of a cent per barrel. In the event the oil so purchased or received by exchange by such Person making such purchase or exchange on any day does not include all gravities of oil to be valued under this Section 9(c) to the closest tenth of a degree API gravity, the price or other consideration deemed to be paid by such Person making such purchase or exchange on any such day for oil of any gravity not actually purchased or received by exchange shall be determined by interpolation or extrapolation on the basis of the gravity or gravities of the oil purchased from or exchanged with such other Person in the Field and the price or prices or other consideration paid therefor, in accordance with the method set forth in the third full paragraph of Section 9(b) and the two subparagraphs thereof.

The foregoing provisions of this Section 9(c) shall not apply to the Field Contractor during the term of any agreement of sale by the Field Contractor, or by another Person or Persons party to this agreement, to a successful bidder pursuant to Article 11 hereof. All oil sold by competitive bidding pursuant to Article 11 hereof shall be valued and accounted for by the Field Contractor in accordance with its valuation computed in accordance with Section 9(b) hereof, and any excess amount or bonus received by Field Contractor, or by any Person or Persons party to this agreement, from such successful bidder shall be accounted for and paid over to the City as provided in Section 5(d) hereof.

(d)                               Information

Each Contractor and each Person Comprising any Contractor, hereby agrees to furnish to the City or the State, upon request, the following:

1.                                      A current and accurate (to the extent practicable) valuation schedule based upon information available to such Contractor or such Person, covering all gravities of oil available for delivery in the Field, computed to the nearest tenth of a degree API gravity and the nearest tenth of a cent in accordance with the provisions of Section 9(b) hereof, including a specification of all calculations upon which such schedule is based.

2.                                      A current and accurate list of all purchases and sales of oil by such Contractor, and by all of the Persons Having an Interest in such Contractor, in each of the Named Fields, including a specification of quantities, delivery dates, prices (including any premiums and bonuses), gravities, and names of sellers and purchasers.

Each Contractor and each Person Comprising any Contractor shall permit authorized representatives of the City and the State of California to examine relevant books, ledgers, accounts, correspondence, memoranda and other records in the possession of or under control of such Contractor and Persons Comprising any Contractor (and, to the extent it is within their power, those of Persons Having an Interest in any Contractor) for the purpose of obtaining and confirming information relevant to or necessary for the implementation of the valuation provisions contained in this Article 9 and in Article 10 hereof.

(e)                                Review and Adjustment

Each Contractor shall make payments currently to the City, as provided in this agreement, on the basis of the Value of the Oil Allocated to such Contractor determined on the basis of posted prices as set forth in subparagraph (1) or subparagraph (2) of the first full paragraph of Section 9(b) hereof, whichever shall be higher. At any time within nine (9) months after the end of each calendar year (or any fiscal year agreed upon between any Contractor and the City) during the term of this agreement, the City shall review and, if necessary adjust, the Value of Oil Allocated to each Contractor during such year on the basis of all available relevant and reliable information, for the purpose of determining whether any Contractor is required to account for any further Value of Oil Allocated to such Contractor under the terms of subparagraph (3) or (4) of said first full paragraph of Section 9(b) hereof, or under the provisions of Section 9(c) hereof. Any Contractor or the State, may require the City to make a review and, if necessary an adjustment, on the basis of all available relevant and reliable information, at any time within nine (9) months after the end of any such calendar (or fiscal) year of the Value of Oil Allocated to Contractors during such year and the proper application of the provisions of this Article 9.

Each Contractor and the City shall pay or repay to the party entitled thereto any amount or amounts necessary to make the adjustments herein provided. After making any payment required by the City pursuant hereto to which any Contractor objects, or after the City’s refusal to make any adjustment which any Contractor requests, such Contractor may, after ninety (90) days’ notice to the City, bring an action against the City before a judge or judges of a court of competent jurisdiction for an adjudication on the basis of all reliable information then available pertaining to the matter at issue, for the recovery of all or any part of any amount paid pursuant to any adjustment hereunder, or for the recovery of any amount as to which the City has refused to make such an adjustment.

(f)                                 Public Law 31

Pursuant to Public Law 31, 83rd Congress, Chapter 65, 1st Session, in time of war when necessary for national defense, and the Congress or the President shall so prescribe, the United States shall have the right of first refusal to purchase, at the prevailing market price, all or any portion of the oil to be taken and accounted for under this agreement or to acquire and use any portion of the Contract Lands by proceeding in accordance with due process of law and paying just compensation therefor. If the United States exercises such right to purchase any portion of the Oil Allocated to any Contractor, then the price paid by the United States for such oil shall be used in valuing such portion of the Oil Allocated to such Contractor under this agreement in lieu of any other provision of this Article otherwise applicable.

(g)                                Cut Back

In the event any Contractor shall fail to take delivery of its Participant Allocation of oil attributable to its Working Interest in Tract No. 1 and if there shall be a decision to cut back all or part of such Contractor’s said Participant Allocation as provided in Section 5.14 of the Unit Agreement, such Contractor shall nevertheless continue to pay its Contractor’s Percentage of all Unit Expense and taxes attributable to Tract No. 1 and all additional costs chargeable to such Contractor under this agreement, and such Contractor’s Net Profits Account shall be credited with the oil so cut back as if such oil had actually been delivered to such Contractor; provided that nothing herein shall affect any rights at law or in equity which such Contractor may have as against the City by virtue of the net benefit to the City under this agreement occasioned by the future production of such cut back oil. Any amount to which such Contractor is entitled by virtue of such rights, if any, shall be charged to such Contractor’s Net Profits Account. So long as such Contractor shall continue to carry out the obligations specified in this Section 9(g) during the period of such cut back, and shall otherwise discharge its obligations under this agreement and under the Unitization Agreements, such Contractor shall not be in default by virtue of its failure to take delivery of oil during such period.

Article 10.                                       GAS PROCESSING AND VALUE

Except as hereinafter provided, each Contractor shall have the exclusive right and shall be obligated to treat all Wet Gas Allocated to such Contractor by processing such Wet Gas for the extraction of Wet Gas Products; provided, however, that if any Wet Gas Allocated to any Contractor contains one-half gallon or less of recoverable gasoline per Mcf, such Wet Gas, upon written direction of the City Manager, shall not be treated and shall be delivered to the City by such Contractor at no cost to the City.

Any Contractor may, at any time or from time to time, subcontract all or any portion of the treatment required hereunder to one or more financially responsible subcontractors; provided, however, that any such subcontract must be approved in advance by the City Manager unless such subcontract is made with one or more of the Persons Comprising such Contractor or a wholly owned subsidiary of the Contractor or of any such Person or Persons.

Wet Gas Allocated to each Contractor shall be delivered to such treater or treaters, whether the Contractor itself or such subcontractor, at the site or sites provided for under the terms of the Unit Operating Agreement at the pressure there prevailing. Wet Gas Allocated to any Contractor may be commingled with gas from other sources and the quantity of Wet Gas Products extracted from such Wet Gas when commingled with other gas shall be deemed to be such proportion of all the Wet Gas Products produced and saved from said commingled gas at the treatment facilities as the computed Wet Gas Products contained in such Wet Gas Allocated to such Contractor bear to the computed Wet Gas Products contained in all of said commingled gas. All Residue Dry Gas remaining after treatment of the Wet Gas Allocated to each Contractor, after deduction as hereinafter provided for computed actual plant shrinkage, plant loss and plant fuel used in the collection of the Wet Gas Allocated to such Contractor and in the extraction of Wet Gas Products from such Wet Gas shall, except as hereinafter provided, be delivered to the City or the City’s order at such treater’s or treaters’ outlet facilities in the Long Beach area at sufficient pressure to enter the facilities of the City or it nominee, but not at a pressure in excess of thirty-five (35) pounds per square inch, gauge, at no cost to the City. The sum of plant loss and plant fuel to be deducted from the total quantity of dry gas attributable to the Wet Gas Allocated to any Contractor shall not exceed twenty-five percent (25%) of such total quantity before any deduction for plant shrinkage, plant loss and plant fuel. Any such Residue Dry Gas, or other dry gas equivalent thereto, necessary for Unit Operations shall, upon written direction of the City Manager, be returned by such treater or treaters to the Unit Operator in accordance with the Unit Agreement at no cost to the City.

Such treater or treaters, whether the Contractor itself or subcontractors, shall receive fifty percent (50%) of the Wet Gas Products derived from the Wet Gas treated as compensation for treating such Wet Gas. The remaining fifty percent (50%) of the Wet Gas Products derived from the Wet Gas so treated shall be delivered to such Contractor or Contractor’s order at such treater’s or treaters’ plant or plants in the Long Beach area.

Each Contractor shall have the exclusive right to take and shall be obligated to take and to account for all Wet Gas Products Attributable to such Contractor. All Wet Gas Products Attributable to each Contractor shall be valued and accounted for on the basis of the highest price posted or paid in the Field for natural gasoline of like grade and like quality on the day of treatment, and the prevailing market price for other liquid or liquefied hydrocarbon products of like grade and like quality in the Field on the day of treatment.

None of the Residue Dry Gas or Wet Gas delivered to the City without treatment pursuant to the terms hereof shall ever become the property of any Contractor at any time nor shall it be credited to any Contractor’s Net Profit Account.

Article 11.                                       SELL OFF OF OIL

(a)                               Twelve and one-half percent (12 1/2%) sell off

The Field Contractor shall offer for sale, by competitive bidding, up to twelve and one-half percent (12 1/2%) of one hundred percent (100%) of all Oil Allocated to the Contract Lands from the Field Contractor’s eighty percent (80%) share of such oil (or, stated otherwise, fifteen and five-eighths percent (15 5/8%) of the Oil Allocated to Field Contractor).  Said bidding shall be limited to Persons other than (1) the Field Contractor, (2) any of the Persons Comprising Field Contractor, (3) any Person owning a controlling interest in, controlled by or under common control of the Field Contractor, or (4) any Person owning a controlling interest in, controlled by, or under common control of any of the Persons Comprising the Field Contractor. The phrases “owning a controlling interest in,” and “controlled by or under common control,” as used in this Article, shall mean that relationship between two Persons resulting from the direct or indirect ownership or control by one Person of a majority of the voting securities of the second Person or the direct or indirect ownership or control by a third Person of a majority of the voting securities of each of such two Persons. No bid shall be accepted, however, unless it is equal to or greater than the amount per barrel at which the Field Contractor accounts for like oil, computed as provided in Section 9(b) hereof.

Any agreement of sale between the Field Contractor and the successful bidder pursuant to the provisions of this Section 11(a) shall be for a fixed term to be determined by the State. The successful bidder shall commence purchasing oil at a date, determined by the City subject to the approval of the State, not less than one hundred eighty (180) days subsequent to the execution of such agreement of sale. Such agreement of sale shall contain such other reasonable provisions as may be determined by the City subject to the approval of the State.

Said oil shall be offered for competitive bidding pursuant to this Section 11(a) not more than sixty (60) days after the State notifies the City to direct the Field Contractor to offer such oil for bidding. The notice by the State shall specify the amount or amounts of oil to put out for bid, and such notice maybe given whenever any amount of oil less than said twelve and one-half percent (12 1/2%) of the Oil Allocated to the Contract Lands (i.e., fifteen and five-eighths percent (15 5/8%) of the Oil Allocated to Field Contractor) is committed by agreement of sale under this Section, but in no event more than once in any twelve (12) month period.

(b)                               Sell-Off of Excess Over Sixty-Seven and One-Half Percent (67 1/2%)

In the event any one Person party to this agreement, or any two or more such Persons controlled by or under common control of any one Person, shall at any time during the term of this agreement have, or acquire, the right to receive any percentage over and above sixty-seven and one-half percent (67 1/2%) of one hundred percent (100%) of all Oil Allocated to the Contract Lands, said Person or Persons shall offer all oil in excess of said sixty-seven and one-half percent (67 1/2%) for sale by competitive bidding. No bid shall be accepted, however, unless it is equal to or greater than the amount per barrel at which the Field Contractor accounts for like oil under the provisions of Section 9(b) hereof.

Any agreement of sale between said Person or Persons and the successful bidder shall be for a fixed term to be determined by the State. The successful bidder shall commence purchasing oil at a date, determined by the City subject to the approval of the State, not less than one hundred eighty (180) days subsequent to the execution of such agreement of sale. Such agreement of sale shall contain such other reasonable provisions as may be determined by the City, subject to the approval of the State.

Said oil in excess of said sixty-seven and one-half percent (67 1/2%) shall be offered for competitive bidding, in an amount or amounts specified by the State, not more than sixty (60) days after the State shall determine that said Person or Persons have the right to receive any percentage over and above such sixty-seven and one-half percent (67 1/2%), and notifies the City to direct said Person or Persons to offer such oil for bidding. The notice by the State may be given whenever the State makes the aforesaid determination, but in no event more than once in any twelve (12) month period.

For purposes of this Section 11(b), the percentage of Oil Allocated to the Contract Lands which said Person or Persons have the right to receive shall be computed after deducting a percentage of such oil equal to twelve and one-half percent (12 1/2%) times such Person’s or Persons’ percentage interest in the Field Contractor’s undivided share hereunder. Any oil sold pursuant to this Section 11(b) shall come out of such Person’s interest in the Oil Allocated to the Field Contractor. In the event of a joint bid and the awarding of any Contractor’s undivided share hereunder to two or more Persons, the interest of each such Person and not the joint interest (unless such Persons are controlled by or under the common control of any one Person) shall be considered in computing the percentage of oil which any Person has the right to receive for purposes of this Section 11(b).  Each Person party to this agreement shall furnish to the State each year any and all information in its possession, or to which it has access, required to carry out the purposes of this Article 11, including but not limited to any of the following information which is requested by the State:

(1)                                 The name of each Person owning a controlling interest in, controlled by or under common control of any Contractor and the name of each Person owning a controlling interest in, controlled by, or under common control of each Person Comprising any Contractor; and

(2)                                 The percentage or quantity of Oil Allocated to the Contract Lands which any such named Person has a right to receive, including the percentage or quantity receivable out of the Oil Allocated to each Contractor in which such named Person has an interest.

Article 12.                                       FIELD CONTRACTOR’S EXCLUSIVE RIGHT TO OPERATE

The Field Contractor, acting under the direction and control of the City, shall have the exclusive right, responsibility and obligation to conduct day-to-day operations for the exploration, development and operation of the Contract Lands and all the Committed Parcels for the production of Unitized Substances, and hereby agrees to conduct all such operations as directed by the City as herein provided. Field Contractor shall perform all Unit Operations which are the responsibility of the City as Unit Operator which the City Manager requests Field Contractor to perform, including, without limiting the generality of the foregoing, the assumption and compliance with all obligations and duties of the Unit Operator with respect to the initial and subsequent Plans of Development and Operation; provided, however, that the Field Contractor shall never be required without its consent to exercise Unit Operator’s power to dispose of

Unitized Substances for the account of a Participant as provided in Section 5.14 of the Unit Agreement. Field Contractor shall have the exclusive use of the Offshore Islands to such extent as required to conduct Unit Operations hereunder and consistent with safety requirements. If the Offshore Islands are used for other purposes, the Field Contractor shall not be liable for damages resulting from such other use by the City or any other Person.

Nonoperating Contractors shall have no right nor obligation to develop or operate the Contract Lands or the Committed Parcels, but shall be obligated to share in the expenses of exploration, development and operation attributable to the Contract Lands and shall have the right to share in the Oil allocated and Wet Gas Products attributable to the Contract Lands, all in accordance with the provisions of this agreement.

The rights of the Contractors are subject to the provisions of this agreement, the Unit Agreement, the Unit Operating Agreement, the Plans of Development and Operations, the determinations and approvals given or imposed by the City Manager, and Chapter 138.  In the event of any conflict between this agreement and Chapter 138, said Chapter 138 shall govern, as if fully set forth herein, and any such conflict shall not affect the validity of this agreement. In the event of any conflict between this agreement and the Unitization Agreements, this agreement shall govern in any controversy between the parties hereto in their capacity as such parties; but in all other instances the Unitization Agreements shall govern.

Article 13.                                       OPERATING COMMITTEE

A committee shall be established to meet at appropriate intervals prescribed by the City Manager to review and make recommendations concerning the budgets, and Plans of Development and Operation and implementation thereof required for carrying on the exploration, development and operation of the Contract Lands.  The Field Contractor shall submit all data necessary to reasonably inform the Committee of operations being conducted hereunder.

Membership of the Committee shall include any City personnel authorized by the City Manager, any State personnel authorized by the State, and one member authorized by each Contractor.

The function of this Committee shall be advisory only and no recommendation shall be binding unless adopted pursuant to the applicable provisions of the Unitization Agreements and Chapter 138. Any Contractor may use any information or Committee records to petition the City Council and/or the State concerning any operation the Contractor deems to be both:

(a)                                 not in accord with good oil field practices; and

(b)                                 not needed for a plan of complete pressure maintenance or to prevent, arrest or ameliorate subsidence;

or which the Contractor deems to be inconsistent with the Unitization Agreements, any Plan of Development and Operation, Chapter 138, or any other applicable law.

Nothing in this Article shall be taken as an authorization to receive reimbursement for expenses incurred hereunder unless such expenses are explicitly provided to be reimbursable in another section of this agreement.

Article 14.                                       SUPERVISION BY CITY MANAGER

The City Manager acting on behalf of the City as such and the City as Unit Operator shall exercise supervision and control of all day-to-day Unit Operations subject to the terms and conditions of the Unitization Agreements and the Plans of Development and Operation, and, subject to such terms and conditions, shall make determinations and grant approvals in writing as he may deem appropriate for the supervision and direction of the day-to-day operations of the Field Contractor, and Field Contractor shall be bound by and shall perform in accordance with such determinations and approvals of the City Manager; provided that in the event the City Manager should direct the Field Contractor to perform any act or to perform in a way and manner which the Field Contractor deems to be inconsistent with the Unit Agreement or Unit Operating Agreement or with any Plan of Development and Operation, the Field Contractor, within five days of such direction, may notify the City Manager of its contention and the specific and detailed reasons therefor, in writing, and a copy of such notice shall be given to the State and to all the Participants. Should the City Manager then repeat his direction to the Field Contractor, the Field Contractor shall be bound thereby and obligated to perform in accordance therewith; but should it be finally adjudicated that such action in fact constituted a breach of either of said agreements, or any Plan of Development and Operation, for the reasons contended by Field Contractor, any legal liability to the Participants and/or the State for such breach shall be borne by the City notwithstanding the provisions of Article 16 hereof, and the costs of discharging such liability shall not be borne by the Contractors hereunder and shall not be charged to their Net Profits Accounts.  Likewise, in the event the City Manager fails or refuses to direct Field Contractor to perform any act whose performance Field Contractor deems necessary in order to comply with the terms or conditions of the Unit Agreement or Unit Operating Agreement, or any Plan of Development and Operation, Field Contractor may notify the City Manager of its contention and the specific and detailed reasons therefor, in writing, and a copy of said notice shall be given to the State and to all the Participants. Should the City Manager thereafter continue in such failure or refusal, Field Contractor shall not be entitled to perform such act; but should it be finally adjudicated that such act was in fact required to be performed by the City, as Unit Operator, or by the Field Contractor, under the terms or conditions of either of said agreements, or any Plan of Development and Operations, for the reasons contended by Field Contractor, any legal liability to the Participants and/or the State for failure to perform such act after such notice by the Field Contractor shall be borne by the City notwithstanding the provisions of Article 16 hereof, and the costs of discharging such liability shall not be borne by the Contractors hereunder and shall not be charged to their Net Profits Accounts. As soon as practicable, a copy of each such determination or approval shall be furnished to the State.

In the interest of minimizing the number of approvals of determinations to be granted by the City Manager, the City Manager may, from time to time, standardize a tabulated list of approvals and determinations. Without limiting the generality of the foregoing, this list may include plans and specifications, standardized well programs, drilling, producing and operating techniques, services and procedures, types, grades and specifications of equipment, materials and facilities, outside services and rentals. The items on this list may be given in whatever detail or lack of same that is deemed appropriate by the City Manager. The procedures for implementing this list shall be prescribed by the City Manager; but nothing therein shall preclude the City from requiring competitive bidding on those items deemed to be appropriate. A copy of any such list shall be furnished to the State at least thirty (30) days before its effective date. Any such list shall be subject to supplementation, modification or revocation, in whole or in part, at any time at the sole discretion of the City Manager, except that the Field Contractor and the State shall be entitled to written notice of the City Manager’s intended action at least thirty (30) days prior to the declared effective date of such supplementation, modification or revocation; provided however, that where practical, no new operations or procurements shall be made under those items modified or revoked during such thirty (30) day period. During the time that such list is in effect, it will not be necessary for the Field Contractor to make application in advance, or secure City Manager’s approval, as to any of the items specified in such list, as it shall be deemed that the inclusion of such item in such list shall constitute approval by the City Manager.

All sampling, testing, gauging, measuring and the taking of gravities which may be done by Field Contractor hereunder shall be taken, done and performed by methods or processes approved by the City Manager. The Field Contractor shall carry out all determinations and approvals by the City Manager in accordance with good oil field engineering and operating practices, and with due care.

Article 15.                                       FIELD CONTRACTOR’S EMPLOYEES

The selection of employees used by the Field Contractor in conducting operations hereunder, their hours of labor, their conditions of employment, and their supervision shall be the responsibility of the Field Contractor. A schedule of the number of such employees and their salaries and benefits must be approved  by the City Manager, and he shall give due regard to the requirements of good oil field engineering and operating practices and to the compensation and other benefits normally allowed to comparable employees by Field Contractor and by other responsible Persons engaged in comparable oil field operations. Field Contractor agrees that in its employment practices hereunder it shall not discriminate against any individual because of race, color, ancestry, national origin, or religion.

Article 16.                                       CONTRACTORS’ RIGHT OF REIMBURSEMENT LIMITED

Except as expressly provided in Articles 3, 14, 17, Section 20(c), and Article 28 hereof, and as hereinafter provided in this Article 16, nothing in this agreement contained shall be deemed to obligate City or State to reimburse Contractors, or any of them, for any of their costs or expenditures; and Contractors, and each of them, renounce any right or claim to money previously paid under this contract to the City or State, or against the general funds, tideland trust funds, or tax revenues of the City of Long Beach, or any funds of the State of California, for the repayment of any accounts hereunder. Provided, however, that nothing herein shall affect the rights or remedies at law or in equity which the Contractors, or any of them, would otherwise have in the event this agreement, the Unitization Agreements, or any of them, should, for any reason or cause, be held invalid by a final judgment or decree of a court of competent jurisdiction, or in the event there should be a failure of consideration to any Contractor by virtue of a final judgment or decree of a court of competent jurisdiction holding invalid, for any reason or cause, any covenant or condition contained in this agreement, the Unitization Agreements, or any of them; provided that such adjudication of invalidity shall not vest any right or remedy in any Contractor if such adjudication resulted from an attack, directly or indirectly, by such Contractor, or any officer; agent or employee of such Contractor duly authorized, in a legal or equitable proceeding, upon the validity of any such agreement or agreements or any covenant or condition therein contained.

Article 17.                                       EXCLUDED RECEIPTS

Since (as provided in Section 20(b) hereof) Field Contractor is required to make initial payment of all sums which the Unit Operator may be required to pay or advance under the Unit Agreement and Unit Operating Agreement, all sums (except for the City’s one percent (1%) overhead allowance and other amounts paid by or attributable to the City, rather than the Field Contractor, and allowable to the Unit Operator under the Accounting Procedure, Exhibit “F” to the Unit Operating Agreement) which the City as Unit Operator collects pursuant to said agreements as Unit Expense and as taxes from all Participants (including advance payments pursuant to Section 9.6 of the Unit Operating Agreement) shall be paid to Field Contractor upon receipt by the City. Such sums so paid to Field Contractor shall not be credited to the Field Contractor’s Net Profits Account. Field Contractor may avail itself of all liens and other remedies which Unit Operator may employ under the terms of the Unit Agreement and/or Unit Operating Agreement for the collection from Participants of Unit Expense and/or taxes.

Section 5.15 of the Accounting Procedure, Exhibit “F” to the Unit Operating Agreement, provides that the Field Contractor shall receive an administrative overhead allowance of three percent (3%). Such administrative overhead allowance, if received by the City as Unit Operator, shall be paid directly to the Field Contractor upon receipt by the City of any money representing such overhead allowance; and Section 5.15 of such Accounting Procedure provides that the City shall receive an administrative overhead allowance of one percent (1%) as Unit Operator. Any money received by the Field Contractor or the City for such administrative overhead allowance shall not be deemed to have been received under the terms of this agreement, and money so received by the Field Contractor shall not be Credited to the Field Contractor’s Net Profits Account.

Compensation received for the treatment of Wet Gas pursuant to this agreement shall not be credited to any Contractor’s Net Profits Account.

Article 18.                                       TAXES

A.                                    All severance taxes, gross production taxes, business license taxes, mining rights taxes and any other taxes, assessments or governmental charges imposed upon, based upon or measured by production allocated to the Contract Lands; and

B.                                    All sales, use and excise taxes; and

C.                                    All personal property taxes, real property taxes, possessory interest taxes, contractual interest taxes and all other ad valorem taxes, assessments or governmental charges.

1.                                      Which are imposed upon, based upon or measured by:

(a)                                 Any interest of the Contractors held under and by virtue of this agreement; or

(b)                                 Any property used in or held for or as a result of or in connection with the conduct of Unit Operations under the Unit Agreement and Unit Operating Agreement; and

2.                                      For which the Contractors are ultimately liable;

shall be paid by the Contractors in proportion to their respective Contractor’s Percentages, and when so paid such proportion shall be charged to each Contractor’s Net Profits Account.

To the extent the amounts referred to in this Article 18 are chargeable as Unit Expense or taxes under the Unitization Agreements, the obligations hereunder shall be discharged by each Contractor’s payment as such under the terms of the Unitization Agreements.

Nothing herein contained shall be deemed to provide for the charging to any Contractor’s Net Profits Account of any franchise, income, profits, capital stock, and other like general taxes or assessments which such Contractor may be required or compelled to pay upon any profits or consideration received hereunder.

Article 19.                                       OWNERSHIP OF UNIT

The Unit Facilities shall be owned by the Contractors, in proportion to their respective Contractor’s Percentages, as tenants in common with the other Participants as provided in the Unit Operating Agreement.

If this agreement terminates as to any Contractor or as to all Contractors prior to the termination of the Unit Agreement, the interest or interests in Unit Facilities of any such Contractor or Contractors as to which this agreement shall so terminate, as a Participant or as Participants in Tract No. 1, shall become the property of the City without any further act by such Contractor or Contractors and without any compensation to such Contractor or Contractors for or by virtue of such interest or interests. If this agreement does not terminate prior to the Unit Agreement, then upon the termination of the Unit Agreement, the net salvage value of the Contractors’ interests in the Unit Facilities as Participants in Tract No. 1, after costs of salvage, shall be paid over to the Contractors and credited to Contractors’ Net Profits Accounts in proportion to their respective Contractors’ Percentages.

Article 20.                                       BILLS, BUDGETS AND ADVANCES

(a)                               Obligations of all Contractors

Each Contractor (including Field Contractor and each Nonoperating Contractor) agrees to pay promptly when due all sums due and payable by such Contractor under the terms of this agreement, and payable by such Contractor as a Participant in Tract No. 11 under the terms of the Unit Agreement and Unit Operating Agreement. Without limiting the generality of the foregoing, each Contractor shall pay when due, and its Net Profits Account will be charged with, its Unit Participation share or its Participant Allocation share, attributable to its Contractor’s Percentage of the Working Interest in the Contract Lands, of all Unit Expense, as required by, and subject to the terms of, the Unitization Agreements. Also without limiting the generality of the first sentence of this Section, each Contractor, in its capacity as a Participant in Tract No. 1, shall pay its share of all taxes, assessments and governmental charges (in addition to those chargeable as Unit Expense) (hereinafter called “taxes”) provided for in the Unitization Agreements, attributable to its Contractor’s Percentage of the Working Interest in Tract No. 1; and such payment, to the extent it constitutes performance of such Contractor’s obligations to pay its Contractor’s Percentage of taxes provided for in Article 18 of this agreement, shall likewise discharge such Contractor’s obligations under said Article 18 hereof. Each Contractor expressly agrees that City may withhold and sell, or direct the withholding of, all or any part of any sums or Unitized Substances which may be payable or deliverable to such Contractor hereunder or under the Unit Agreement or Unit Operating Agreement, until such time as the City Manager is satisfied that all past due obligations of such Contractor hereunder or under the Unit Agreement or Unit Operating Agreement have been paid in full. City shall have the right from time to time, but shall not be required, to pay in whole or in part any indebtedness or liability which any Contractor shall permit to remain unpaid after its maturity so as to prevent any lien or liens being filed or accruing against any property of City and/or any property of Contractors used in the performance of the terms of this agreement, and in the event of any such payment by City, such Contractor shall reimburse City for the same, together with ten percent (10%) interest per annum from the date of payment, and City shall have the right to deduct, or direct the deduction of, the amount or value of any such payment or payments, from any sums or Unitized Substances which may thereafter become payable or deliverable to such Contractor hereunder or under the Unit Agreement or Unit Operating Agreement.

(b)                                 Obligations of Field Contractor

The Field Contractor initially shall pay and discharge all Unit Expense (including cost of core holes and printing incurred before the effective date of this agreement and of the Unit Agreement) and taxes which the City as Unit Operator is required to pay or advance under the terms of the Unitization Agreements for all Tracts in the Unit Area.  The Field Contractor’s Net Profits Account shall be charged only with Field Contractor’s Unit Participation share or Participant Allocation share, attributable to its Contractor’s Percentage of the Working Interest in Tract No. 1, of Unit Expense, and taxes, and its Contractor’s Percentage of expenses, other than Unit Expense and taxes, as provided herein, and shall not be charged with Unit Expense or taxes attributable to other Tracts or attributable to the Working Interests of the Nonoperating Contractors in Tract No. 1, nor with Nonoperating Contractors’ Percentages of such taxes or other expenses hereunder. The Field Contractor, as hereinafter provided, shall be entitled to advance payment or reimbursement from the other Participants, including the Nonoperating Contractors, of their respective Unit Participation or Participant Allocation shares of all Unit Expense and taxes payable by Field Contractor.

Except as otherwise expressly provided in this agreement, Field Contractor’s charges for exercising its operating responsibilities under the Unit Agreement and Unit Operating Agreement and under this agreement shall be limited to costs and expenses borne by or attributable to Field Contractor which are allowable to Unit Operator and/or Field Contractor under the Accounting Procedure, Exhibit “F,” of the Unit Operating Agreement, plus Field Contractor’s three percent (3%) administrative overhead allowance provided for in, and subject to the provisions of, Section 5.15 of said Exhibit “F” to the Unit Operating Agreement.

Since, as hereinabove provided, Field Contractor is required to advance all Unit Expense and taxes which the City as Unit Operator is required to pay under the Unit Agreement and Unit Operating Agreement, Field Contractor shall not, except as hereinafter provided in this Section 20(b), be required to pay over any of the sums which would otherwise be due under the Unit Agreement and Unit Operating Agreement from Field Contractor as a Participant in Tract No. 1 as Unit Expense and taxes attributable to Field Contractor’s eighty percent (80%) undivided share in the Working Interest in the Contract Lands; provided that Field Contractor, as a Participant in Tract No. 1, shall pay to the City as Unit Operator an amount equal to Field Contractor’s Participant Allocation share, attributable to Field Contractor’s eighty percent (80%) undivided share in the Working Interest in the Contract Lands, of City’s one percent (1%) overhead allowance provided for in Section 5.15 of Exhibit “F” of the Unit Operating Agreement, and of other amounts not borne by or attributable to the Field Contractor, payable to the City as Unit Operator under said Exhibit “F.” Field Contractor expressly agrees to pay promptly when due all indebtedness which it may incur in carrying on its operations hereunder, and expressly agrees that City may withhold or direct the withholding of all or any part of any sums which may be payable to the Field Contractor hereunder or under the Unit Agreement or Unit Operating Agreement until such time as City Manager is satisfied that all past due obligations for labor, material, claims or liens have been paid in full or released. City shall have the right from time to time, but shall not be required, to pay in whole or in part any indebtedness or liability which Field Contractor shall permit to remain unpaid after its maturity so as to prevent any lien or liens being filed or accruing against any property of City and/or any property of the Contractors and/or any property of the Field Contractor used in the performance by it of the terms of this agreement, and in the event of any such payment by City, Field Contractor shall reimburse City for the same, together with ten percent (10%) interest per annum from the date of payment, and City shall have the right to deduct, or direct the deduction of, the amount of any such payment or payments, with interest, from any sums payable or which may thereafter become, payable to Field Contractor hereunder.

(c)                                  Advances by Participants

The City, as Unit Operator, shall, to the extent practicable, require the Participants (including the Nonoperating Contractors) to advance their Unit Participation shares of any proposed Unit Expenses, advance working fund, and their respective shares of taxes required to be paid under the terms of the Unitization Agreements, as permitted by Section 9.6 of the Unit Operating Agreement.

Field Contractor shall not be relieved of its obligation (set forth in Section 20(b) hereof) to make actual payment of any Unit Expense or taxes by any Participant’s (including any Nonoperating Contractor’s) failure to advance its proportionate share thereof as provided in the Unitization Agreements; provided, however, to the extent that Field Contractor has incurred any expense for which any Participant (including any Nonoperating Contractor) has failed to pay its proportionate share when due, Field Contractor, in addition to any other rights it may have in law or equity, shall be subrogated to any lien which City, as Unit Operator, may have for the purpose of collecting such expense under the terms of the Unitization Agreements, and, as to any Nonoperating Contractor, shall be subrogated to the City’s rights relating to such expense under such Nonoperating Contractor’s bond provided for in Article 32 hereof. In the event any Nonoperating Contractor should fail to make any payment required under this agreement or the Unitization Agreements, when due, the City, at Field Contractor’s request, shall immediately serve notice of default upon such Nonoperating Contractor as provided in Article 30 hereof, and in the event the City (with the approval of the State) is thereafter empowered to terminate said Nonoperating Contractor’s rights and privileges hereunder, and the City and/or state refuse to do so at Field Contractor’s request, the City shall (the provisions of Article 16 to the contrary notwithstanding) indemnify Field Contractor and hold it harmless for any loss to Field Contractor resulting from such Nonoperating Contractor’s failure to make such payments when due.

Article 21.                                         AUDITS

The books, records and accounts of each Contractor and each Person Comprising any Contractor shall be subject to inspection is by authorized representatives of the City and the State of California during regular business hours, and shall be subject to audit not more than once each year unless additional audits are required to carry out any responsibility imposed by law upon the City and the State of California, or any officer, agency or employee of either.  The Field Contractor’s books, records and accounts relating to Unit Operations shall be subject to inspection and audit as provided by the Unit Operating Agreement.

Article 22.                                         RELATIONSHIP OF PARTIES

In performing their obligations hereunder, Contractors are engaged solely in the capacity of independent contractors, it being expressly understood that no relationship between the City and any Contractor other than that of independent contractor has been, or is intended to be, created by this agreement. This agreement does not constitute, and the parties hereto do not intend it to create among the Contractors themselves or between the City and any Contractor, a partnership, or a joint venture, or the relationship of master and servant, or principal and agent. Said parties hereto have entered into this agreement with full knowledge of the provisions of California Statutes of 1911, page 1304 (Chapter 676), California Statutes of 1925, page 235 (Chapter 102), and California Statutes of 1935, page 793 (Chapter 158) and Chapter 138, and it is not the intention of said City to, nor does said City grant, convey, give or alien to or vest in said Contractors for any purpose whatsoever, any title, interest or estate in or to any lands whatsoever, or any title, interest or estate in or to the oil, gas and/or other hydrocarbons and/or other minerals underlying any lands whatsoever, or any title, interest or estate in or to said oil, gas and/or other hydrocarbons and/or other minerals when removed from any lands until allocated by the Unit Operator, and it is not the intention of said Contractors that this agreement shall at any time, nor shall the same be so construed as to grant, convey, give or alien to or vest in said Contractors for any purpose whatsoever, any title, interest or estate in or to any lands whatsoever hereunder, or any title, interest or estate in or to the oil, gas and/or other hydrocarbons and/or other minerals underlying any lands whatsoever hereunder, or any part thereof, or any title, interest or estate in or to said oil, gas and/or other hydrocarbons and/or other minerals when removed from any lands until allocated by the Unit Operator, and it is the intention of each and all of the parties hereto that insofar as the Contract Lands, or the oil, gas and/or other hydrocarbons and/or other minerals underlying the Contract Lands, or when removed therefrom, are affected by California Statutes of 1911, page 1304 (Chapter 676), California Statutes of 1925, page 235 (Chapter 102), and/or California Statutes of 1935, page 793 (Chapter 158), and Chapter 138, or by any trust for commerce, navigation or fishery, said lands shall be at all times so used, and said oil, gas and/or other hydrocarbons and/or other minerals underlying the same shall be so removed and disposed of, as not to violate said statutes hereinabove enumerated, or any of them, or any part or portion of any of them, or any such trust for commerce, navigation or fishery; and should a court of competent jurisdiction hereafter hold, by final judgment, that this instrument does grant, convey, give or alien to or vest in said Contractors, for any purpose whatsoever, any right, title, interest or estate in or to the Contract Lands, or any right, title, interest or estate in or to any oil, gas and/or other hydrocarbons and/or other minerals underlying the Contract Lands, or any right, title, interest or estate in or to said oil, gas and/or other hydrocarbons and/or other minerals when removed from the Contract Lands, but prior to allocation by the Unit Operator, in any manner or to any extent which is by such judgment held to be contrary to and/or in violation of said statutes, or any of them, or any provision or provisions of said statutes, or any of them, or of any such trust for commerce, navigation or fishery, then, and in that event, this agreement, to the extent, and only to the extent, that it is so held to violate the aforesaid statutes, or any of them, or any provision or provisions of said statutes, or any of them, shall, as of the date hereof, be and become, without further act upon the part of either of the parties hereto, null and void and of no force whatsoever. Nothing in this agreement shall impair the governmental powers of the State of California expressly reserved by the Legislature in Section 8 of Chapter 138.

Article 23.                                         WARRANTY

It is agreed that neither the City nor the State makes any covenant or warranty, express or implied, as to the title of City to possession of any lands, or as to the condition thereof, or as to any easements, licenses or privileges whatsoever pertaining thereto, and any rights, license and privileges of use and occupancy hereby created in favor of Contractors, or any of them, are so created by City without covenant of title, or right of possession, or for quiet enjoyment.

Article 24.                                         LITIGATION

Field Contractor and each Nonoperating Contractor shall serve upon City and the State, and City shall serve upon each Contractor and the State, notice of any litigation or the levy of any process of any court or order thereof affecting any operations hereunder, or affecting any moneys accruing from the sale or disposal of any Oil or Gas allocated to the Contract Lands by Unit Operator, as soon as any such Contractor or City, as the case may be, shall have knowledge thereof.

The Field Contractor, under the direction and control of the City Manager, shall handle any suits or claims by or against any third Person arising out of this agreement which are not covered under the provisions of the Unitization Agreements providing for the handling of suits or claims; provided, however, that the City and the State, or either, may join in the defense or prosecution of any such suit or claim. No claim or suit shall be settled except at the direction of the City Manager with the approval of the State. Except as otherwise provided in Articles 14, 28, 29 and 31, hereof all costs and expenses of handling, settling or otherwise discharging any claim or suit by or against any third Person arising out of this agreement, not chargeable as Unit Expense, incurred by the City, the State, or the Field Contractor, shall be paid by the Contractors, in proportion to their respective Contractor’s Percentages, and each Contractor’s proportionate share of such cost when so paid shall be charged to such Contractor’s Net Profits Account.

Article 25.                                         ASSIGNMENT

None of the Contractors, nor any of their successors or assigns, shall have the right or the power to sublet or subcontract all or any part of the work or obligations contemplated by this agreement to be performed or assumed by such Contractor, except as otherwise provided in this agreement, without first obtaining written consent of, and subject to such terms and conditions as may be prescribed by, City Manager. None of the Contractors nor any of their successors or assigns shall have the right or power to assign, hypothecate, pledge, or in any manner dispose of its rights, privileges or obligations under this agreement, or any part thereof, without first obtaining the written consent of, and subject to such terms and conditions as may be prescribed by, the City Manager, with the approval of the State. Any attempt to so sublet or subcontract all or any part of the work or obligations contemplated by this agreement to be performed or assumed by the Contractors, or any of them, or to assign, hypothecate, pledge, or in any manner dispose of this agreement, or any part thereof, or of the whole or any part of any Contractor’s rights, privileges or obligations hereunder, shall be void, and no rights thereunder shall pass to any Person whomsoever, and City shall not be obligated to accept, nor shall it be deemed bound by, or to have acquiesced in, or be estopped in any respect by, any performance hereunder by any person other than a Contractor, or one or more of the Persons Comprising such Contractor. The giving of consent by City in either of the methods set forth above to any assignment, hypothecation, pledge or other disposition of this agreement, or any part thereof, or of the whole of any part of such Contractor’s rights, privileges or obligations hereunder, shall not be deemed to nor shall it confer any right upon such Contractor or its successors or assigns, to thereafter assign, hypothecate, pledge or in any manner dispose of this agreement or any part thereof, or of the whole or any part of the rights, privileges or obligations of such Contractor or its successors or assigns thereunder. After obtaining the requisite consent and/or approval from the City Manager or the City Manager and the State as hereinabove provided in this Article 25, any Contractor may exercise the rights herein specified without the approval or Consent of the other Contractors, or any of them.

Article 26.                                         BANKRUPTCY

Should any Contractor at any time during the term hereof file a voluntary petition in bankruptcy or be adjudged a bankrupt, either upon the voluntary petition in bankruptcy of any such Contractor, or upon the involuntary petition or petitions of creditors of any such Contractor, or should any such Contractor seek, claim or apply for any right, privilege, remedy, relief or protection afforded by any statute or statutes of the United States relating to bankruptcy, or should it make an assignment for the benefit of its creditors, or should a receiver be appointed over, or should an attachment be levied and permitted to remain for a period of more than thirty (30) days following the levying of such attachment upon or against any right, privilege or asserted interest of any such Contractor in, to, under or pursuant to this agreement, or upon any of the property used in the performance of the terms of this agreement, then, and upon the happening of either of said events, all interest, rights and privileges of any such Contractor, whether then existing or contingent in, to, under or pursuant to this agreement, and except such of said interest, rights and/or privileges as shall have been theretofore validly assigned by such Contractor pursuant to the terms, covenants and conditions of this agreement, shall at the sole option of the City, acting with the approval of the State, exercisable within thirty (30) days after acquiring knowledge of the facts, cease, terminate and end; provided, however, if said receiver be discharged within thirty (30) days after his appointment, such Contractor may, at any time within ten (10) days thereafter, resume the performance of this agreement, and the same shall thereupon again become in full force and effect. If such Contractor consists of more than one Person, City shall not exercise the option to terminate specified herein, or shall revoke its exercise of such option, if only one such Person comes within the facts above stated and the remaining Person or Persons Comprising such Contractor, or a third Person, prior to the expiration of the time within which such option is exercisable, acquires the interest of such insolvent Person by assignment, and the City, acting with the approval of the State, determines that such assignee is financially able to discharge its obligations hereunder and consents to such assignment.

Article 27.                                         COMPLIANCE WITH THE CITY ORDINANCE AND CHAPTER 138

Contractors, and each of them, agree that the City and the State shall carry out all powers vested in them, or either of them, by Chapter 138, the City Ordinance, and the Unitization Agreements. Contractors, and each of them, hereby expressly waive any and all damages as against the City and the State; or either of them, claimed to have resulted from the exercise of all or any such powers. Without limiting the generality of the foregoing, Contractors, and each of them, agree as follows:

1.                                      That in accordance with the City Ordinance and Chapter 138, by means of approvals and determinations of the City Manager hereunder, the City reserves the right, subject to the criteria set forth in the Unitization Agreements and the Plans of Development and Operation, to control the rates of production of the oil and gas and the Repressuring Operations and practices to be conducted; that a program of complete pressure maintenance by water injection shall be instituted at the inception of drilling operations; that the City Manager shall have the right, subject to said criteria, to order the shut-in of high gas-low oil ratio and high water-low oil ratio wells; that the Contractors, and each of them, hereby expressly waive any and all damages claimed to have resulted as a consequence of water injection operations and practices conducted or ordered by the City Manager; that the City Manager, subject to the approval of the State and the terms of the Unitization Agreements and applicable law, shall have the unilateral right as against the Contractors, without the necessity of obtaining the consent or approval of the Contractors, or any of them, to commit Tract No. 1 to unitized operation or to a cooperative type agreement providing for coordinate repressuring operations; that the City, subject to the terms of the Unitization Agreements and Chapter 138, shall have the sole right to vote the entire Working Interest assigned to the Contract Lands; and that the Contractors, and each of them, agree to all other matters to which they are required to agree by valid and operative provisions of the City Ordinance and Chapter 138.

2.                                      That, in accordance with and subject to the terms of Section 3(h) of Chapter 138 and Section 4.6 of the Unit Agreement, at any time the value of Oil Allocated to the Contract Lands, as determined under Section 9(b) of this agreement, having 20.0° API gravity or higher shall be and remain less than one dollar and fifty cents ($1.50) per barrel, the Unit Operator and the Field Contractor shall curtail, limit or suspend production when, and to the extent, determined by the City acting pursuant to the direction of the State.

3.                                      That subject to, and in accordance with, the provisions of Section 5(e) of Chapter 138, and Section 4.5 of the Unit Agreement, the City shall have the power, upon receipt of any evidence of Subsidence or a significant diminution of underground pressure, to order a cessation or curtailment of production until the time such precautions have been taken, which in the opinion of the City are completely adequate and sufficient to prevent or arrest any land Subsidence or carry out a program of complete pressure maintenance, and that any such cessation or curtailment shall be subject to judicial review upon application of the State, all as provided in Section 5(e) of Chapter 138; and that the Contractors, and each of them, hereby expressly waive any and all damages as against the City and the State, or either of them, claimed to have resulted as a consequence of any cessation, curtailment, limitation, or suspension of production referred to in this subparagraph or in subparagraph 2 hereof.

Article 28.                                         COMPLIANCE WITH LAWS

Each of the Contractors and City agree to be bound by all valid provisions of federal, state, municipal and local laws, ordinances, rules and/or regulations in any manner affecting Field Contractor’s operations hereunder, and to the extent of their respective powers hereunder, to faithfully comply therewith. This agreement and all of the terms, covenants and conditions thereof are subject and subordinate to and controlled by each and all of the valid and operative terms and provisions of Chapter 138, the Code, the Charter of the City of Long Beach, and the City Ordinance.  Field Contractor shall faithfully comply with all valid rules and regulations governing the drilling of oil wells promulgated by the Supervisor, and, except as in this Article otherwise provided, will hold the City harmless against any and all fines, penalties, costs, assessments or liens for the enforcement thereof incurred, levied or imposed under any act, law, statute, rule or regulation by reason of Field Contractor’s operations hereunder, and any such fines, penalties, costs, assessments or liens shall not be charged to any Contractor’s Net Profits Account. Should the City Manager direct the Field Contractor to perform any act or to perform in a lay or manner which the Field Contractor deems violative of any act, law, statute, rule or regulation, the Field Contractor, within five days of such direction, may notify the City Manager of its contention, and the specific and detailed directions therefor, in writing. Should the City Manager then repeat his direction to the Field Contractor, the Contractor shall be bound thereby and obligated to perform in accordance therewith; but any fine, penalty, cost, assessment or lien incurred, levied or imposed under any act, law, statute, rule or regulation specified in Contractor’s notice by reason of compliance with any such direction of the City Manager shall be borne, discharged or paid by the City and shall not be charged to any Contractor’s Net Profits Account.

Likewise, in the event the City Manager fails or refuses to direct Field Contractor to perform any act whose performance Field Contractor deems necessary in order to comply with any such act, law, statute, rule or regulation, Field Contractor may notify the City Manager of its contention, and the specific and detailed reasons therefor, in writing. Should the City Manager thereafter continue in such failure or refusal, Field Contractor shall not be entitled to perform such act; but should it be finally adjudicated that such act was in fact required to be performed by the City, as Unit Operator, or by the Field Contractor under the provisions of any act, law, statute, rule or regulation theretofore specified by Field Contractor, any fine, penalty, cost assessment or lien incurred, levied or imposed by reason of such non-performance after such notice by Field Contractor shall be borne, discharged, or paid by the City and shall not be charged to any Contractor’s Net Profits Account.

Field Contractor shall, within the time specified herein, serve a copy of any notice provided for herein upon the State and each of the Participants.

Neither the execution of this agreement by the City nor the approval thereof by the State, nor any action taken hereunder by the City or any agency of the State of California shall be deemed to affect or diminish the applicability of either state or federal antitrust laws, or to create any immunity therefrom in favor of any party hereto.

Article 29.                                         MECHANICS’ LIENS

Field Contractor shall not suffer or permit any mechanic’s, laborer’s or materialman’s lien, or any other lien, to exist upon lands or the property of City by reason of Field Contractor’s operations hereunder, and Field Contractor shall hold City harmless from and against any and all such liens. If, however, as a result of any Unit Operations, any liens shall be filed upon any lands within the Unit Area owned by or subject to the control of City or the State by any mechanic, laborer or materialman, Field Contractor shall, with due diligence, and at its own cost and expense, defend any action brought to foreclose such lien, and such cost and expense shall be borne by Field Contractor and shall not be chargeable to any Contractor’s Net Profits Account, and, if it shall be necessary for City or State to defend or prosecute any action arising out of any such lien for its own protection, Field Contractor shall pay and discharge all reasonable expense incurred in so doing at Field Contractor’s sole cost and expense, and such cost and expense shall not be chargeable to any Contractor’s Net Profits Account. In the event of judgment being rendered in favor of such claimant in any such action, Field Contractor will promptly pay the same on final judgment, together with all costs of suit, at Field Contractor’s sole cost and expense and such cost and expense shall not be chargeable to any Contractor’s Net Profits Account. The foregoing provisions of this article shall not apply to the extent of the principal amount of any obligation giving rise to any such lien where such obligation was incurred by reason of compliance with any request, approval, or determination of the City Manager or the Unit Operator, and shall not apply to any other costs and expenditures to the extent they were incurred by reason of such compliance.

Field Contractor shall exercise due care and diligence in protecting from defacement or destruction any notices of non-responsibility for liens which City may post, or cause to be posted, upon any property of the City used by Field Contractor hereunder.  Field

Contractor shall also comply with the provisions of Section 7.6 of the Unit Operating Agreement concerning Unit Operator’s obligations with respect to liens.

Article 30.                                         DEFAULT

Each and every term, covenant and condition hereof, is hereby declared to be, respectively, a continuing term, covenant and/or condition, and the waiver by the City or the City Manager of any violation by a Contractor of, or failure by a Contractor to comply with, any of the terms, covenants and conditions of this agreement, or the failure by City or City Manager to exercise any option on account of any such violation or failure by a Contractor, shall not be deemed a waiver by City of any subsequent violations or failures on the part of such Contractor to comply with all or any of the terms, covenants and conditions hereof.

In case of default in the performance by a Contractor of any of the terms, covenants and/or conditions of this agreement to be done or performed, and the failure by said Contractor to remedy the same within twenty (20) days after service of written notice by said City so to do, specifying the particulars in which it is claimed by said City that such Contractor is then in default, at the option of City, exercisable with the approval of the State, all rights and privileges of said Contractor under this agreement shall automatically and forthwith cease and terminate and be at an end and surrendered unto City, and such Contractor shall thereafter be without any rights or privileges whatsoever hereunder, either in law or in equity; provided, however, that in case any default by the Field Contractor so specified in such notice is such that the same cannot, with due diligence and in good faith, be cured and remedied within such twenty-day period following the service of such notice by City upon the Field Contractor, and if the Field Contractor shall, within such twenty-day period, commence good and adequate operations in good faith to remedy and cure the default specified in such notice, and shall, at all times continuously, diligently and in good faith thereafter continue such operations until such default is cured and remedied, then the rights and privileges of the Field Contractor hereunder, as aforesaid, shall not cease, terminate nor be at an end by reason of such specified default.

Provisions of this agreement to the contrary notwithstanding, the Field Contractor shall not be in default hereunder so long as in complies with the directions, determinations, approvals and requests made by the City Manager.

Article 31.                                         INDEMNITY AND INSURANCE

(a)                                 Indemnity

Field Contractor shall indemnify and save harmless the City, the State, and the officers, agents and employees of each of them, from and against any and all claims, demands, loss or liability, of any kind or nature which the City, the State, or the officers, agents and employees of each of them, may sustain or incur or which may be imposed upon them, or any of them, for injury to or death of persons or damage to property arising out of or in any manner connected with the negligent or other wrongful act or omission of or breach of this agreement, or any term, condition or provision thereof, by the Field Contractor, or any of its officers, agents or employees, arising out of or connected with work and operations under this agreement, to the extent, if any, such claim, demand, loss or liability is not covered, or not fully covered, by insurance or self-insurance.  In carrying out the aforesaid obligations, the Field Contractor shall pay over to the City the full amount of all losses to the City resulting from Field Contractor’s negligence, whether or not such claim, demand, loss or liability was charged as Unit Expense under the terms of the Unitization Agreements. The amount of such indemnification shall be borne solely by the Field Contractor, and shall not be chargeable to any Contractor’s Net Profits Account.

Any claim, demand, loss or liability of any kind or nature, chargeable as Unit Expense pursuant to the terms of the Unitization Agreements, or, if not chargeable as Unit Expense under the Unitization Agreements, paid pursuant to a final judgment or a court of competent jurisdiction or at the direction of the City Manager acting with the approval of the State, arising out of or connected with work and operations under this agreement which the City, the State, the Field Contractor or the officers, agents, or employees of any of them may sustain or incur or which may be posed upon them or any of them for injury to or death of person or damages to property arising out of or in any manner connected with acts or omissions of the City, the State or the Field Contractor, not arising out of or in any manner connected with the negligent or other wrongful act or omission of or breach of this agreement, or any term, condition, or provision hereof, by the Field Contractor or its officers, agents or employees, not covered or to the extent not fully covered by insurance or self-insurance, and to the extent not paid as Unit Expense by Participants in Tracts other than Tract No. 1, shall be paid by the Contractors, in proportion to their respective Contractors’ Percentages, and each Contractor’s proportionate share of such cost, when so paid, shall be charged to such Contractor’s Net Profits Account. Each Contractor shall be entitled to reimbursement out of the “reserve for subsidence contingencies” for any claim, judgment or cost of defense arising from subsidence alleged to have occurred as a result of operations under this agreement if, and to the extent, provided for in Article 7 hereof.

(b)                                 Insurance

Field Contractor shall procure and maintain in full force and effect during the term of this agreement a policy, or policies, of public liability and property damage insurance from a company, or companies, authorized to do business in the State, with minimum limits of One Million Dollars ($1,000,000.00) for death or bodily injury or property damage sustained in any one occurrence. The policy shall either contain a provision for a broad form of contractual liability or there shall be attached thereto an endorsement providing for such coverage. The policy shall further provide that the same shall not be cancelled until a ten (10) day notice of cancellation has been served upon the City.  Field Contractor shall coincidentally with the execution of this agreement, deliver such policies of insurance, or certified or exact image copies thereof, to the City Manager and the State for approval, including approval as to the maximum amount of such policy or policies, and to the City Attorney for approval as to form. The cost of such insurance shall be paid when due by the Contractors in proportion to their respective Contractors’ Percentages, and each Contractor’s proportionate share of such cost, when so paid, shall be charged to such Contractor’s Net Profits Account. If directed by the City Manager, Field Contractor shall make full initial payment for such insurance, and in such event, each Nonoperating Contractor shall pay over to Field Contractor such Nonoperating Contractor’s Percentage of such payment within five (5) days’ notice of such payment by the Field Contractor or the City Manager.

If Field Contractor desires to self-insure such risk, or any portion thereof, it may include such risk under its self-insurance program subject to the approval and consent of the City Manager and the approval of the State; and in that event, each Non-operating Contractor shall pay to Field Contractor, upon five (5) days’ notice by the Field Contractor or the City Manager, a percentage of the fair and reasonable cost of such self-insurance (as fixed by the City Manager) equal to such Nonoperating Contractor’s Contractor’s Percentage. Each Contractor’s (including Field Contractor’s) Contractor’s Percentage of such cost shall be charged to such Contractor’s Net

Profits Account.  In no event shall the cost of such self-insurance exceed the amount at which like insurance could be obtained from outside sources.

In addition, Field Contractor shall procure and maintain in full force and effect the insurance required of the Unit Operator in the Unit Operating Agreement. Such insurance shall name the persons insured as required by the Unit Operating Agreement, and Field Contractor shall also require any and all independent contractors performing work or services hereunder to carry insurance required by the Unit Operating Agreement. Since the cost of the insurance provided for in this paragraph will be paid as Unit Expense, it shall not otherwise be shared by Contractors and shall not otherwise be charged to any Contractor’s Net Profits Account.

The procuring of policies of insurance or the self-insurance of such risk as provided in this Article 31 shall not be construed to be a limitation upon Field Contractor’s liability, or as a full performance on its part of the indemnification provisions of this contract, Field Contractor’s obligations being, notwithstanding said policies of insurance or self-insurance, for the full and total amount of any damage, injury or loss covered by such indemnification provisions (over and above that covered by insurance) sustained in any one occurrence.

Article 32.                                         BONDS

Each Contractor shall, concurrently with the execution by it of this agreement, furnish or cause to be furnished, to City, and, at all times during the term hereof, maintain or cause to be maintained, in full force and effect, a good and sufficient bond in the following principal sums:

(1)                                 as to Field Contractor, eight million dollars ($8,000,000);

(2)                                 as to the Nonoperating Contractor with a ten percent (10%) Contractor’s Percentage, one million five hundred thousand dollars ($1,500,000);

(3)                                 as to the Nonoperating Contractor with a five percent (5%) Contractor’s Percentage, seven hundred fifty thousand dollars ($750,000);

(4)                                 as to the Nonoperating Contractor with a two and one-half percent (2 1/2%) Contractor’s Percentage, three hundred seventy-five thousand dollars ($375,000);

(5)                                 as to the Nonoperating Contractor with a one and one-half percent (1 1/2%) Contractor’s Percentage, two hundred twenty-five thousand dollars ($225,000);

(6)                                 as to the Nonoperating Contractor with a one percent (1%) Contractor’s Percentage, one hundred fifty thousand dollars ($150,000).

Each said bond shall be executed by the Contractor, as principal, and as surety or sureties by a corporation or corporations, authorized and admitted to engage in the business of and to act as surety upon such bonds, pursuant to the laws of the State; provided, however, each such bond must be approved as to the surety and otherwise as to the sufficiency thereof by the City Manager and the State, and as to form thereof by the City Attorney and the Attorney General of the State of California. Each said bond shall be conditioned for the faithful performance by the Contractor of all and singular the terms, covenants and conditions of this agreement on the part of said Contractor to be done and performed, including, as to the Field Contractor’s bond, the full payment of the liens of all mechanics, laborers and materialman furnishing labor and/or material for the work done and the services performed by Field Contractor pursuant to the terms of this agreement, as said liens are provided for in Part III, Title IV, of the Code of Civil Procedure of the State of California, or may hereafter be provided for by any law of the State of California. The obligations and liabilities of the surety under any such bond shall be continuing obligations and liabilities; provided, however, that the surety under any such bond, upon giving at least sixty (60) days’ written notice to City by serving such notice upon the City Manager, and upon the principal, may terminate the liability of the surety thereunder solely and only for events, acts, omissions and defaults occurring after the expiration of said period of such notice. If the surety under any such bond shall serve any such notice of termination of liability as hereinabove provided, the Contractor named as principal thereunder shall, prior to the expiration of said period of such notice, furnish, or cause to be furnished, to City, as a substitute for such bond (the liability on which may be so terminated), a new bond, in the same principal sum as hereinabove provided, and conditioned the same as and meeting all of the requirements of the bond in this section first above required, and approved by the City Manager, the State, the City Attorney and the Attorney General as aforesaid. Notwithstanding any of the provisions of Article 15.1 hereof, if any Contractor, or the successors and/or assigns of any Contractor, shall fail to perform any of the terms, covenants and conditions set forth in this Article 31, for a period of six (6) days after written notice from City so to do, then all rights and privileges under this agreement of such Contractor, or its successors and/or assigns hereunder, shall, at the option of the City, exercisable with the approval of the State, forthwith cease and terminate.

The City Manager, with the approval of the State, may, at his sole discretion, in the future order the amount of any of the aforesaid surety bonds to be reduced.

The actual cost of each Contractor’s bond, not to exceed one percent (1%) per year of the principal amount thereof, shall be charged to such Contractor’s Net Profits Account.

Article 33.                                         FORCE MAJEURE

All obligations of each party hereto, except for the payment of money, shall be suspended while said party is prevented from complying therewith, in whole or in part, by strikes, lockouts, fire, war, civil disturbances, acts of God, federal, state, county or municipal laws, orders or regulations, inability to secure materials, unavoidable accidents or other causes beyond the reasonable control of said party, whether or not similar to the matters herein specifically enumerated; provided, however, that performance shall be resumed within a reasonable time after such cause has been removed; and provided further that no party hereto shall be required against its will to adjust or settle any labor dispute. This agreement shall not be terminated by reason of suspension of Unit Operations due to the aforesaid causes. No party hereto shall incur any liability hereunder by reason of compliance in good faith with any such law, rule, regulation or order, irrespective of whether it is subsequently determined to be invalid or inapplicable.

Article 34.                                         REFORMATION TO CONFORM TO APPLICABLE LAW

Nothing herein contained shall be construed as being in any manner in derogation of any of the valid and operative terms, conditions, or provisions of Chapter 138, the City Ordinance, the Code, or other applicable laws; but to the contrary, this agreement and each and every part thereof shall in all particulars be deemed amenable to reformation to eliminate or modify any portions thereof found to be in contravention of any of the aforesaid terms, conditions or provisions, or against public policy, and shall remain and be in full force and effect as to all provisions not so eliminated or modified.

Article 35.                                         CONTRACTORS MAY CONSIST OF SEVERAL PERSONS

If any Contractor shall at any time consist of more than one Person, all reference to such Contractor in this agreement shall be deemed to refer to each and every of such Persons, and each Person Comprising any Contractor shall be jointly and severally obligated to perform all the obligations of such Contractor under this agreement, except as hereinafter in this article otherwise provided. Each of the Persons Comprising any Contractor may perform hereunder any or all of the obligations of such Contractor.

This section shall not be construed to impose upon any Contractor any obligation greater than or in addition to that which would exist if such Contractor were a single person.

Article 36.                                         NOTICES

Any notice required or permitted to be given to the City, the State, or the Contractors shall be deemed to have been given twenty-four (24) hours after such notice is deposited in the United States mail as registered or certified mail, with postage thereon fully prepaid, addressed to such party at its address set forth under or opposite its signature to this agreement, or when such notice is filed as a telegram with the Western Union Telegraph Company or any successor in interest of said telegraph company, addressed as above provided with all charges thereon fully prepaid; provided, however, if any action, based upon such notice may be taken within twenty-four (24) hours, such notice shall be deemed given when received. Any notice given in any other fashion shall be deemed to have been given when actually received by the addressee.  Any party may change its address by giving written notice to the other parties. Any notice required or permitted to be given to or by the City shall be directed to or signed by the City Manager. Any notice required or permitted to be given to or by the State shall be directed to or signed by the Executive Officer of the State Lands Commission.

Article 37.                                         GENDER AND HEADINGS

As used herein, whenever the context so requires, the neuter gender includes the masculine and the feminine, and the singular includes the plural and vice versa. Defined terms are to have their defined meanings regardless of the grammatical form, number or tense of such terms. The table of contents contained in this agreement and the title headings of the respective articles and sections of this agreement are inserted for convenience only, and shall not be deemed a part of this agreement or considered in construing this agreement.

Article 38.                                         SUCCESSORS AND ASSIGNS

The terms, provisions and conditions hereof shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, successors and assigns of the parties hereto.

Article 39.                                         COUNTERPARTS

This agreement may be executed in any number of counterparts, and each executed counterpart shall have the same force and effect as an original instrument and as if all of the parties to the aggregate counterparts had signed the same instrument. The signature pages of this agreement may be detached by the City from any counterpart of this Contractors’ Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Contractors’ Agreement identical in form hereto by having attached to it one or more additional signature pages.

IN WITNESS WHEREOF each party hereto has executed this Contractors’ Agreement upon the date set opposite its name.

ATTACHED TO AND MADE A PART OF
THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,
WILMINGTON OIL FIELD, CALIFORNIA

Address 303 City Hall	CITY OF LONG BEACH, a municipal corporation
Long Beach, Calif.
March 2, 1965
	By:	/s/ John R. Mansel
	Title:	City Manager

STATE OF CALIFORNIA	)
)ss.
COUNTY OF SACRAMENTO	)

On March 2, 1965, before me, the undersigned, a Notary Public in and for the County of Sacramento, State of California, personally appeared JOHN R. MANSELL, known to me to be the City Manager of the City of Long Beach, and known to me to be the person who executed the within instrument on behalf of said City of Long Beach.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year in this certificate first above written.

/s/ Alice J. Clover
Notary Public in and for the County
of Sacramento, State of California
ALICE J. CLOVER
My Commission Expires: June 15, 1974

[Notary Seal]

The Contractors’ Agreement, Long Beach Unit, Wilmington Oil Field, Los Angeles County, California, is hereby approved as to form this 2nd day of March, 1965.

LEONARD PUTNAM, City Attorney

By:	/s/ Harold A. Lingle
Chief Deputy

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 135 East 42nd St.	TEXACO Inc.
New York, New York 10017	Field Contractor or Person Comprising Field Contractor
February 24, 1965

	By	/s/ M.J. Epley, Jr.
President

	Attest:	/s/ William J. Clayton
Secretary

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On February 24, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared M. J. Epley, Jr., known to me to be the President, and William J. Clayton, known to me to be the Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Robert C. Gross
Notary Public in and for said County and State
ROBERT C. GROSS
Commission Expires March 30, 1965

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 800 Bell Street	Humble Oil & Refining Company
Houston, Texas 77001	Field Contractor or Person Comprising Field Contractor
February 24, 1965

	By	/s/ Chas. F. Jones
President

	Attest:	/s/ L. J. Weigle
Secretary

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

On February 24, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared Chas. F. Jones, known to me to be the President, and L. J. Weigle, known to me to be the Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Dwain Gay
Notary Public in and for said County and State
Dwain Gay
My Commission Expires June 1, 1965

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 461 S. Boylston Street	UNION OIL COMPANY OF CALIFORNIA
Los Angeles, California 90017	Field Contractor or Person Comprising Field Contractor
February 24, 1965

	By	/s/ Fred L. Hartley
President

	Attest:	/s/ H.F. Niven
Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On February 24, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared Fred L. Hartley, known to me to be the President, and H. F. Niven, known to me to be the Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Kathryn Alice Kelm
Notary Public in and for said County and State
KATHRYN ALICE KELM
My Commission Expires May 25, 1968

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 150 East 42nd Street	SOCONY MOBIL OIL COMPANY, INC.
New York, New York 10017	Field Contractor or Person Comprising Field Contractor
Feb. 26, 1965

	By	/s/ Rawleigh Warner, Jr.
President

	Attest:	/s/ A. M. Sherwood
Secretary

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On February 26, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared Rawleigh Warner, Jr., known to me to be the President, and A. M. Sherwood, known to me to be the Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Elizabeth Conroy
Notary Public in and for said County and State
ELIZABETH CONROY
My Commission Expires March 30, 1966

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 50 West 50th Street	SHELL OIL COMPANY
New York, New York 10020	Field Contractor or Person Comprising Field Contractor
February 25, 1965

	By	/s/ [Signature illegible]
President

	Attest:	/s/ [Signature illegible]
Secretary

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On February 25, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared [Signature illegible], known to me to be the President, and [Signature illegible], known to me to be the Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Florence J. Sylvestre
Notary Public in and for said County and State
FLORENCE J. SYLVESTRE
My Commission Expires March 30, 1966

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 10,000 Santa Monica Blvd.	PAULEY PETROLEUM INC.
Los Angeles, California 90067 March 2, 1965	Nonoperating Contractor with a ten percent (10%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ W. R. Pagen
President

	Attest:	/s/ Orris R. Hedges
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SACRAMENTO	)

On March 2, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared W. R. Pagen, known to me to be the President, and Orris R. Hedges, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Alice J. Clover
Notary Public in and for said County and State
ALICE J. CLOVER
My Commission Expires June 16, 1968

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 61 Broadway	ALLIED CHEMICAL CORPORATION
New York, New York March 2, 1965	Nonoperating Contractor with a ten percent (10%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ J. H. Munro
Vice President

	Attest:	/s/ Victor Futter
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SACRAMENTO	)

On March 2, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared J. H. Munro, known to me to be the Vice President, and Victor Futter, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Alice J. Clover
Notary Public in and for said County and State
ALICE J. CLOVER
My Commission Expires June 16, 1968

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 555 South Flower St.	Richfield Oil Corporation
Los Angeles, California March 2, 1965	Nonoperating Contractor with a five percent (5%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. W. Ragland
Vice President

	Attest:	/s/ R. G. Nelson
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On March 2, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared R. W. Ragland, known to me to be the Vice President, and R. G. Nelson, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Sue M. Mason
Notary Public in and for said County and State
SUE M. MASON
My Commission Expires May 4, 1968

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	Standard Oil Company of California
San Francisco, California March 1, 1965	Nonoperating Contractor with a five percent (5%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ O. N. Miller
President

	Attest:	/s/ E. A. Hansen
Assistant Secretary

STATE OF CALIFORNIA	)
CITY AND	)	ss.
/COUNTY OF SAN FRANCISCO	)

On March 5, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared O. N. Miller, known to me to be the President, and E. A. Hansen, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edmond Lee Kelly
Notary Public in and for said County and State
EDMOND LEE KELLY
My Commission Expires

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 555 South Flower St.	Richfield Oil Corporation
Los Angeles, California March 2, 1965	Nonoperating Contractor with a two and one-half percent (2-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. W. Ragland
Vice President

	Attest:	/s/ R. G. Nelson
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On March 2, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared R. W. Ragland, known to me to be the Vice President, and R. G. Nelson, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Sue M. Mason
Notary Public in and for said County and State
SUE M. MASON
My Commission Expires May 4, 1968

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	Standard Oil Company of California
San Francisco, California March 1, 1965	Nonoperating Contractor with a two and one-half percent (2-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ O. N. Miller
President

	Attest:	/s/ E. A. Hansen
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

On March 5, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared O. N. Miller, known to me to be the President, and E. A. Hansen, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edmond Lee Kelly
Notary Public in and for said County and State
EDMOND LEE KELLY
My Commission Expires

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 555 South Flower St.	Richfield Oil Corporation
Los Angeles, California March 2, 1965	Nonoperating Contractor with a one and one-half percent (1-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. W. Ragland
Vice President

	Attest:	/s/ R. G. Nelson
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On March 2, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared R. W. Ragland, known to me to be the Vice President, and R. G. Nelson, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Sue M. Mason
Notary Public in and for said County and State
SUE M. MASON
My Commission Expires May 4, 1968

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	Standard Oil Company of California
San Francisco, California March 1, 1965	Nonoperating Contractor with a one and one-half percent (1-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ O. N. Miller
President

	Attest:	/s/ E. A. Hansen
Assistant Secretary

STATE OF CALIFORNIA	)
CITY AND	)	ss.
COUNTY OF SAN FRANCISCO	)

On March 5, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared O. N. Miller, known to me to be the President, and E. A. Hansen, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edmond Lee Kelly
Notary Public in and for said County and State
EDMOND LEE KELLY
My Commission Expires

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 555 South Flower St.	Richfield Oil Corporation
Los Angeles, California March 2, 1965	Nonoperating Contractor with a one percent (1%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. W. Ragland
Vice President

	Attest:	/s/ R. G. Nelson
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On March 2, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared R. W. Ragland, known to me to be the Vice President, and R. G. Nelson, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Sue M. Mason
Notary Public in and for said County and State
SUE M. MASON
My Commission Expires May 4, 1968

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE CONTRACTORS’ AGREEMENT, LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	Standard Oil Company of California
San Francisco, California March 1, 1965	Nonoperating Contractor with a one percent (1%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ O. N. Miller
President

	Attest:	/s/ E. A. Hansen
Assistant Secretary

STATE OF CALIFORNIA	)
CITY AND	)	ss.
COUNTY OF SAN FRANCISCO	)

On March 5, 1965, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared O. N. Miller, known to me to be the President, and E. A. Hansen, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edmond Lee Kelly
Notary Public in and for said County and State
EDMOND LEE KELLY
My Commission Expires

[Notary Seal]

Amendments

Contractors’ Agreement
Long Beach Unit
Wilmington Oil Field, California

FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT

LONG BEACH UNIT

WILMINGTON OIL FIELD, CALIFORNIA.

RECITALS

This is the First Amendment to the Contractors’ Agreement entered into by and between the City of Long Beach, a municipal corporation, and the Contractors named in said Contractors’ Agreement, which agreement became effective April 1, 1965.

As of the date hereof, Exxon Corporation has succeeded to all of the rights and obligations of Humble Oil & Refining Company under said Contractors’ Agreement, Pauley Petroleum, Inc. has succeeded to all of the rights and obligations of Allied Chemical Corporation under said Contractors’ Agreement, Atlantic Richfield Company has succeeded to all of the rights and obligations of Richfield Oil Corporation under said Contractors’ Agreement, and Socony Mobil Oil Company, Inc. has changed its name to Mobil Oil Corporation.

The purpose of this First Amendment is to set forth the revised rights and obligations of the City of Long Beach and the Contractors with respect to the treatment, processing and handling of gas, and to set forth the respective rights and obligations of the City of Long Beach and the Contractors with respect to insurance which cannot be obtained or the cost of obtaining of which appears to be unreasonably high.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, it is agreed as follows:

1.                                      Section 1.i. of Article 1. DEFINITIONS of said Contractors’ Agreement is revised to read, in its entirety, as follows:

i.                                          Current Operating Profits attributable to any Contractor for any calendar month

(1)                                Through June 30, 1972 means the excess of the Value of Oil Allocated to such Contractor during such month plus the Value of Wet Gas Products Attributable to such Contractor during such month over and above such Contractor’s Percentage of the Operating Costs attributable to Tract No. 1 during such month;

1

(2)                                From and after July 1, 1972, means the excess of the Value of Oil Allocated to such Contractor during such month plus the Value of Wet Gas Products Allocated to such Contractor during such month over and above such Contractor’s Percentage of the Operating Costs attributable to Tract No. 1 during such month.

2.                                      Section 1.o of Article 1. DEFINITIONS of said Contractors’ Agreement is revised to read, in its entirety, as follows:

o.                                      Payment, Contribution or Subsidy received by Field Contractor or any Nonoperating Contractor shall mean any amounts received by Field Contractor or any Nonoperating Contractor as payment, contribution, or subsidy in connection with operations under this agreement; excluding, however, any amounts which are not to be credited to Field Contractor’s or any Nonoperating Contractor’s Net Profits Account under the terms hereof, any amounts received by any Contractor as consideration for Oil Allocated to such Contractor, any amounts received by any Contractor as consideration for Wet Gas Products Attributable to such Contractor through June 30, 1972, any amounts received by any Contractor for Wet Gas Products Allocated to such Contractor from and after July 1, 1972, any amount received by any Contractor as consideration for any assignment hypothecation or pledge of its right to receive oil or Wet Gas Products hereunder made pursuant to Article 25 hereof, any compensation for processing Wet Gas Allocated to such Contractor, and any amount credited to such Contractor’s Net Profits Account other than as Payment, Contribution or Subsidy.

3.                                      Section l.ee. is added to Article 1. DEFINITIONS of said Contractors’ Agreement to read, in its entirety, as follows:

ee.                                 Wet Gas Products Allocated to any Contractor means such Contractor’s Participant Allocation of Wet Gas Products attributable to such Contractor’s Working Interest in Tract No. 1, or, stated otherwise,

2

such Contractor’s Percentage of the sum of the Participant Allocations of Wet Gas Product attributable to the Contract Lands.

4.                                      Section 1.ff. is added to Article 1. DEFINITIONS of said Contractors’ Agreement to read, in its entirety, as follows:

ff.                                   Value of Wet Gas Products Allocated to any Contractor means the value of Wet Gas Products Allocated to such Contractor, computed in accordance with the provisions of Article 10 hereof.

5.                                      Section 1.gg. is added to Article 1. DEFINITIONS of said Contractors’ Agreement to read, in its entirety, as follows:

gg.                                 Residue Dry Gas Allocated to any Contractor means such Contractor’s Participant Allocation of Residue Dry Gas attributable to such Contractor’s Working Interest in Tract No. 1, or, stated otherwise, such Contractor’s Percentage of the sum of the Participant Allocations of Residue Dry Gas attributable to the Contract Lands.

6.                                      Section 4. (a) (1) (b) of Article 4.  CONTRACTORS’ NET PROFITS of said Contractors’ Agreement is hereby revised to read, in its entirety, as follows:

(b)                                 Through June 30, 1972, the total Value of Wet Gas Products Attributable to such Contractor plus, from and after July 1, 1972, the total Value of Wet Gas Products Allocated to such Contractor.

7.                                      Article 10. GAS PROCESSING AND VALUE of said Contractors’ Agreement is hereby revised to read, in its entirety, as follows:

Article 10. GAS

The Long Beach Unit has heretofore by Determination undertaken to treat and is now treating all Wet Gas by processing such Wet Gas for the extraction of Wet Gas Products and hydrogen sulfide, and has allocated the Residue Dry Gas and Wet Gas Products remaining after such treatment of such Wet Gas to Participants of the Long Beach Unit.

From and after July 1, 1972, each Contractor shall no longer have the right or obligation to treat Wet Gas Allocated to such Contractor but the  City shall cause the Long Beach Unit to have the exclusive right and be obligated to treat all Wet Gas, including without limitation all Wet Gas

3

Allocated to each Contractor, by processing such Wet Gas for the extraction of Wet Gas Products, hydrogen sulfide and non-marketable contaminants, and shall further cause the Long Beach Unit to allocate Residue Dry Gas and Wet Gas Products remaining after such treatment of such Wet Gas to Participants as provided in Article 10 of the Unit Operating Agreement. From and after July 1, 1972, each Contractor Shall deliver to the City, or the City’s order, at no cost to such Contractor, all Residue Dry Gas Allocated to such Contractor, at the regular delivery point or points therefor in the Field (as provided in the Unit Agreement) where such Contractor has the right and obligation to accept such gas in kind currently as available for delivery and at the same moment in time, pressure, quality and condition as such Contractor accepts such gas. None of such Residue Dry Gas or such Wet Gas shall ever become the property of any Contractor at any time nor shall it be credited to any Contractor’s Net Profit Account, but this sentence shall have no application to Wet Gas Products Allocated to any Contractor. Any such Residue Dry Gas, or other dry gas equivalent thereto, necessary for Unit Operations shall be caused by the City to be returned to the Unit Operator in accordance with the Unit Agreement at no cost to any Contractor.

From and after duly 1, 1972, each Contractor shall have the exclusive right to take and shall be obligated to take and to account for all Wet Gas Products Allocated to such Contractor. All Wet Gas Products Allocated to each Contractor shall be valued and accounted for on the basis of the highest price posted or paid in the Field for natural gasoline of like grade and like quality on the day of taking, and the prevailing market price for other liquid or liquefied hydrocarbon products of like grade and like quality in the Field on the day of taking.

8.                                      Section 31.(b) Insurance of Article 31. INDEMNITY  AND INSURANCE of said Contractors’ Agreement is hereby revised to read, in its entirety, as follows:

4

(b)           Insurance

Field Contractor shall procure and maintain in full force and effect during the term of this agreement a policy, or policies, of public liability and property damage insurance from a company, or companies, authorized to do business in the State, with minimum limits of One Million Dollars ($1,000,000.00) for death or bodily injury or property damage sustained in any one occurrence. The policy shall either contain a provision for a broad form of contractual liability or there shall be attached thereto an endorsement providing for such coverage. The policy shall further provide that the same shall not he cancelled until a ten (10) day notice of cancellation has been served upon the City. Field Contractor shall coincidentally with the execution of this agreement, deliver such policies of insurance, or certified or exact image copies thereof, to the City Manager and the State for approval, including approval as to the maximum amount of such policy or policies, and to the City Attorney for approval as to form. The cost of such insurance shall be paid when due by the Contractors in proportion to their respective Contractors’ Percentages, and each Contractor’s proportionate share of such cost, when so paid, shall he charged to such Contractor’s Net Profits Account. If directed by the City Manager, Field Contractor shall make full initial payment for such insurance, and in such event, each Nonoperating Contractor shall pay over to Field Contractor such Nonoperating Contractor’s Percentage of such Payment within five (5) days’ notice of such payment by the Field Contractor or the City Manager.

If Field Contractor desires to self-insure such risk, or any portion thereof, it may include such risk under its self-insurance program subject to the approval and consent of the City Manager and the approval of the State; and in that event, each Nonoperating Contractor shall Pay to Field Contractor, upon five (5) days’ notice by the Field Contractor or the City Manager, a percentage of the fair and reasonable cost of such self-insurance (as fixed by the City Manager) equal to such Nonoperating

5

Contractor’s Contractor’s Percentage. Each Contractor’s (including Field Contractor’s) Contractor’s Percentage of such cost shall be charged to such Contractor’s Net Profits Account. In no event shall the cost of such self-insurance exceed the amount at which like insurance could be obtained from outside sources.

If upon determination by the City that the Field Contractor cannot obtain any portion of the full amount and coverage of the insurance policy described in the first paragraph of this Article 31.(b), or that the cost of obtaining any portion of the full amount and coverage of such policy appears to the City to be unreasonably high, the Field Contractor may, with the approval and consent of the City and the approval of the State, treat such portion of the full amount and coverage of such policy that it cannot obtain, or the cost of obtaining of which appears to be unreasonably high, on an unfunded self-insurance basis as if such portion had been provided by the insurance policy then current in effect and approved as described in the first paragraph of this Article 31.(b) and subject to the dollar limits, conditions, limitations and provisions thereof; and in that event, each Contractor shall pay a percentage, equal to such Contractor’s Contractor’s Percentage, of all costs and expenses of handling and defending, and settling or discharging, any claim, demand, suit, action or judgment relating thereto, to the extent and as if such portion had been provided by the insurance policy then currently in effect and approved as described in the first paragraph of this Article 31.(b) and subject to the dollar limits, conditions, limitations and provisions thereof.  Each Contractor’s (including Field Contractor’s) Contractor’s Percentage of such costs and expenses shall be charged to such Contractor’s Net Profit Account.

In addition, Field Contractor shall procure and maintain in full force and effect the insurance required of the Unit Operator in the Unit Operating Agreement. Such insurance shall name the persons insured as required by the Unit Operating Agreement, and Field Contractor shall also

6

require any and all independent contractors performing work or services hereunder to carry insurance required by the Unit Operating Agreement. Since the cost of the insurance provided for in this paragraph will be paid as Unit Expense, it shall not otherwise be shared by Contractors and shall not otherwise be charged to any Contractor’s Net Profits Account.

The procuring of policies of insurance or the self-insurance of such risk as provided in this Article 31 shall not be construed to be a limitation upon Field Contractor’s liability, or as a full performance on its part of the indemnification provisions of this contract, Field Contractor’s obligations being, notwithstanding said policies of insurance or self-insurance, for the full and total amount of any damage, injury or loss covered by such indemnification provisions (over and above that covered by insurance) sustained in any one occurrence.

This First Amendment may be executed in any number of counterparts, and each executed counterpart shall have the same force and effect as an original instrument and as if all of the parties to the aggregate counterparts had signed the same instrument. The signature pages of this First Amendment may be detached by the City from any counterpart of this First Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this First Amendment identical in form hereto by having attached to it one or more additional signature Pages.

This First Amendment is effective as of July 1, 1972 as to items 1 through 7, and is effective as of May 25, 1971 as to item 8.

IN WITNESS WHEREOF each party hereto has executed this First Amendment upon the date set opposite its name.

7

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 303 City Hall	CITY OF LONG BEACH, a municipal corporation
Long Beach, CA 90802
July 19, 1973	By:	/s/ John R. Mansell
	Title:	City Manager

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On July 19, 1973, before me, the undersigned, a Notary Public in and for the County of Sacramento, State of California, personally appeared JOHN R. MANSELL, known to me to be the City Manager of the City of Long Beach, and known to me to be the person who executed the within instrument on behalf of said City of Long Beach.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year in this certificate first above written.

/s/ Sally Valinski
Notary Public in and for the County
of Los Angeles, State of California
SALLY VALINSKI
My Commission Expires June 14, 1976

[Notary Seal]

The First Amendment to Contractors’ Agreement, Long Beach Unit, Wilmington Oil Field, Los Angeles County, California, is hereby approved as to form this 18th day of July, 1973.

LEONARD PUTNAM, City Attorney

By	/s/ [Illegible Signature]
Chief Deputy

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 3350 Wilshire Blvd.	TEXACO Inc.
Los Angeles, Calif. 90010	Field Contractor or Person Comprising Field Contractor
April 27, 1973
	By	/s/ H. O. Woodruff
Sr. Vice President

	Attest:	/s/ Heleyne Pauling
Asst. Secretary

STATE OF California	)
	)	ss.
COUNTY OF Los Angeles	)

On April 27, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared H. O. Woodruff, known to me to be the Senior Vice President, and Heleyne Pauling, known to me to be the Asst. Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Esther V. Bozanich
Notary Public in and for said County and State
ESTHER V. BOZANICH
Commission Expires September 1, 1974

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 461 S. Boylston Street	UNION OIL COMPANY OF CALIFORNIA
Los Angeles, California 90017	Field Contractor or Person Comprising Field Contractor
May 8, 1973
	By	/s/ John R. Fraser
Its Attorney in Fact

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On May 8, 1973, before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Fraser, known to me to be the person whose name is subscribed to the within instrument, as the Attorney-in-Fact for Union Oil Company of California, and acknowledged to me that he subscribed the name of Union Oil Company of California thereto as principal and his own name as Attorney-in-Fact.

WITNESS my hand and official seal

/s/ M. I. Young
Notary Public in and for said County and State
M. I. YOUNG
My Commission Expires July 20, 1974

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 150 East 42nd Street	MOBIL OIL COMPANY, INC.
New York, N.Y. 10017	Field Contractor or Person Comprising Field Contractor
April 9th, 1973
	By	/s/ H. K. Holland
Vice President

	Attest:	/s/ G. D. Frost
Asst. Secretary

STATE OF NEW YORK	)
	)	ss.
COUNTY OF NEW YORK	)

On April 9th, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared H. K. Holland, known to me to be the Vice President, and G. D. Frost, known to me to be the Asst. Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Joseph Zolnowski
Notary Public in and for said County and State
JOSEPH ZOLNOWSKI
My Commission Expires March 30, 1974

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 1008 W. Sixth Street	SHELL OIL COMPANY
Los Angeles, California 90017	Field Contractor or Person Comprising Field Contractor
April 2, 1973
	By	/s/ H. R. Thompson
General Manager

	Attest:	/s/ B. G. Warren
Assistant Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On April 2, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared H. R. Thompson, known to me to be the General Manager, West Coast Division, and B. G. Warren, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Christel H. Mintz
Notary Public in and for said County and State
CHRISTEL H. MINTZ
My Commission Expires Oct. 29, 1974

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 10,000 Santa Monica Blvd.	PAULEY PETROLEUM INC.
Los Angeles, California 90067 April 27, 1973	Nonoperating Contractor with a ten percent (10%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ W. R. Pagen
President

	Attest:	/s/ Edward Kliewer, Jr.
Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On April 27, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared W. R. Pagen, known to me to be the President, and Edward Kliewer, Jr., known to me to be the Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Jean J. Myers
Notary Public in and for said County and State
JEAN J. MYERS
My Commission Expires Jan. 26, 1977

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	STANDARD OIL COMPANY OF CALIFORNIA
San Francisco, California April, 1973	Nonoperating Contractor with a five percent (5%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ K. T. Derr
Vice President

	Attest:	/s/ D. N. Maytum
Assistant Secretary

STATE OF CALIFORNIA	)
CITY AND	)	ss.
/COUNTY OF SAN FRANCISCO	)

On April 11, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared K. T. Derr, known to me to be the Vice President, and D. N. Maytum, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edmond Lee Kelly
Notary Public in and for said County and State
EDMOND LEE KELLY
My Commission Expires Jan. 22, 1976

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address P.O. Box 147	Atlantic Richfield Company
Bakersfield, CA 93302 , 1973	Nonoperating Contractor with a five percent (5%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. O. Pollard
Its Attorney in Fact

Attest:
Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF KERN	)

On April 13, 1973 before me, the undersigned, a Notary Public in and for said State, personally appeared R. O. Pollard, known to me to be the person whose name is subscribed to the within instrument, as the Attorney-in-Fact of Atlantic Richfield Company, and acknowledged to me that he subscribed the name of Atlantic Richfield Company thereto as principal and his own name as Attorney-in-Fact.

WITNESS my hand and official seal.

/s/ Mary Pauly
Notary Public in and for said County and State
MARY PAULY
My Commission Expires September 14, 1974

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	STANDARD OIL COMPANY OF CALIFORNIA
San Francisco, California April , 1973	Nonoperating Contractor with a two and one-half percent (2-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ K. T. Derr
Vice President

	Attest:	/s/ D. N. Maytum
Assistant Secretary

STATE OF CALIFORNIA	)
CITY AND	)	ss.
/COUNTY OF SAN FRANCISCO	)

On April 11, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared K. T. Derr, known to me to be the Vice President, and D. N. Maytum, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edward Lee Kelly
Notary Public in and for said County and State
EDWARD LEE KELLY
My Commission Expires Jan. 22, 1976

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address P.O. Box 147	Atlantic Richfield Company
Bakersfield, CA 93302 , 1973	Nonoperating Contractor with a two and one-half percent (2-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. O. Pollard
Vice President

Attest:
Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF KERN	)

On April 13, 1973, before me, the undersigned, a Notary Public in and for said State, personally appeared R. O. Pollard, known to me to be the person whose name is subscribed to the within instrument, as the Attorney-in-Fact of Atlantic Richfield Company, and acknowledged to me that he subscribed the name of Atlantic Richfield Company thereto as principal and his own name as Attorney-in-Fact.

WITNESS my hand and official seal.

/s/ Mary Pauly
Notary Public in and for said County and State
MARY PAULY
My Commission Expires September 14, 1974

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	STANDARD OIL COMPANY OF CALIFORNIA
San Francisco, California April, 1973	Nonoperating Contractor with a one and one-half percent (1-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ E. D. Kane
Vice President

	Attest:	/s/ D. N. Maytum
Assistant Secretary

STATE OF CALIFORNIA	)
CITY AND	)	ss.
/COUNTY OF SAN FRANCISCO	)

On April 11, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared E. D. Kane, known to me to be the Vice President, and D. N. Maytum, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edmond Lee Kelly
Notary Public in and for said County and State
EDMOND LEE KELLY
My Commission Expires Jan. 22, 1976

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address P.O. Box 147	Atlantic Richfield Company
Bakersfield, CA 93302 , 1973	Nonoperating Contractor with a one and one-half percent (1-1/2%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. O. Pollard
Vice President

Attest:
Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF KERN	)

On April 13, 1973, before me, the undersigned, a Notary Public in and for said State, personally appeared R. O. Pollard, known to me to be the person whose name is subscribed to the within instrument, as the Attorney-in-Fact of Atlantic Richfield Company, and acknowledged to me that he subscribed the name of Atlantic Richfield Company thereto as principal and his own name as Attorney-in-Fact.

WITNESS my hand and official seal.

/s/ Mary Pauly
Notary Public in and for said County and State
MARY PAULY
My Commission Expires September 14, 1974

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address 225 Bush Street	STANDARD OIL COMPANY OF CALIFORNIA
San Francisco, California April , 1973	Nonoperating Contractor with a one percent (1%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ E. D. Kane
Vice President

	Attest:	/s/ D. N. Maytum
Assistant Secretary

STATE OF CALIFORNIA	)
CITY AND	)	ss.
/COUNTY OF SAN FRANCISCO	)

On April 11, 1973, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared E. D. Kane, known to me to be the Vice President, and D. N. Maytum, known to me to be the Assistant Secretary of the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

/s/ Edmond Lee Kelly
Notary Public in and for said County and State
EDMOND LEE KELLY
My Commission Expires Jan. 22, 1976

[Notary Seal]

ATTACHED TO AND MADE A PART OF

THE FIRST AMENDMENT TO CONTRACTORS’ AGREEMENT,

LONG BEACH UNIT,

WILMINGTON OIL FIELD, CALIFORNIA

Address P.O. Box 147	Atlantic Richfield Company
Bakersfield, CA 93302 , 1973	Nonoperating Contractor with a one percent (1%) Contractor’s Percentage or Person Comprising such Nonoperating Contractor

	By	/s/ R. O. Pollard
Its Attorney-in-Fact

Attest:
Secretary

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF KERN	)

On April 13, 1973, before me, the undersigned, a Notary Public in and for said State, personally appeared R. O. Pollard, known to me to be the person whose name is subscribed to the within instrument, as the Attorney-in-Fact of Atlantic Richfield Company, and acknowledged to me that he subscribed the name of Atlantic Richfield Company thereto as principal and his own name as Attorney-in-Fact.

WITNESS my hand and official seal.

/s/ Mary Pauly
Notary Public in and for said County and State
MARY PAULY
My Commission Expires September 14, 1974

[Notary Seal]